STANDARD FORM OF OFFICE LEASE
                    THE REAL ESTATE BOARD OF NEW YORK, INC.

     Agreement of Lease, made as of this 4th day of May, 1994, between 40th Associates, a New York Limited Partnership having an address at 110 East 59th Street, New York, New York 10022 party of the first part, hereinafter referred to as OWNER, and/or LANDLORD, and LONDON FOG CORPORATION, a Delaware Corporation with offices located at 1332 Londontown Boulevard, Eldersburg, Maryland 21784-5399 party of the second part, hereinafter referred to as Tenant,

     WITNESSETH: Owner hereby leases to Tenant and Tenant hereby hires from Owner the entire 18th, 19th, 20th, 21st and Penthouse Floors (the "demised premises" or "Demised Premises") (See ARTICLE 62)

in the building known as 8 West 40th Street (the "Building") in the Borough of Manhattan, City of New York, for a term of Fifteen (15) Years ("Term") (or until the Term shall sooner cease or expire pursuant to the terms of this lease or pursuant to law) to commence on October 1, 1994 (the "Commencement Date") and to end on September 30, 2009 (the "Expiration Date") at the fixed annual rent (the "Base Rent") of: See ARTICLE 43 which Tenant agrees to pay in lawful money of the United States which shall be legal tender in payment of all debts and dues, public and private, at the time of payment, in equal monthly installments in advance on the first day of each month during said term, at the office of Owner or such other place as Owner may designate, without any set off or deduction whatsoever, except that Tenant shall
pay the first            monthly  installment(s) on the execution hereof (unless
this lease be a renewal).

     In the event that, at the commencement of the term of this lease, or thereafter, Tenant shall be in default in the payment of rent to Owner pursuant to the terms of another lease with Owner or with Owner's predecessor in interest, Owner may at Owner's option and without notice to Tenant add the amount of such arrears to any monthly installment of rent payable hereunder and the same shall be payable to Owner as additional rent.

     The parties hereto, for themselves, their heirs distributees, executors, administrators, legal representatives, successors and assigns, hereby convenant as follows:

RENT OCCUPANCY: 1. Tenant shall pay the rent as above and as hereinafter provided. 2. Tenant shall use and occupy demised premises for Executive and General Offices and Showrooms, and for no other purpose.

TENANT ALTERATIONS: 3. Tenant shall make no changes in or to the demised premises of any nature without Owner's prior written consent. Subject to the prior written consent of Owner, which consent shall not be unreasonably withheld or delayed, and to the provisions of this article, Tenant at Tenant's expense, may make alterations, installations, additions or improvements which are nonstructural and which do not affect utility services or plumbing and electrical lines, in or to the interior of the demised premises by using contractors or mechanics first approved by Owner which consent shall not be unreasonably withheld or delayed. Tenant shall, before making any alterations, additions, installations or improvements, at its expense, obtain all permits, approvals and certificates required by any governmental or quasi-governmental bodies and (upon completion) certificates of final approval thereof and shall deliver promptly duplicates of all such permits, approvals and certificates to Owner and Tenant agrees to carry and will cause Tenant's contractors and sub-contractors to carry such workman's compensation, general liability, personal and property damage insurance as Owner may reasonably require. If any mechanic's lien is filed against the demised premises, or the building of which the same forms a part, for work claimed to have been done for, or materials furnished to, Tenant, whether or not done pursuant to this article, the same shall be discharged by Tenant within thirty days after notice thereof, at Tenant's expense, by filing the bond requried by law. All fixtures and all paneling, partitions, railings and like installations, installed in the premises at any time, either by Tenant or by Owner in Tenant's behalf, shall, upon installation, become the property of Owner and shall remain upon and be surrendered with the demised premises. Nothing in this Article shall be construed to give Owner title to or to prevent Tenant's removal of trade fixtures, moveable office furniture and equipment, but upon removal of any such from the premises, Tenant shall immediately and at its expense, repair nad restore the premises to the condition existing prior to installation and repair any damage to the demised premises or the building due to such removal. All property premitted to be removed, by Tenant at the end of the term remaining in the premises after Tenant's removal shall be deemed abandoned and may, at the election of Owner, either be retained as Owner's property or may be removed from the premises by Owner, at Tenant's expense.


MAINTENANCE and REPAIRS 4. Tenant shall, throughout the term of this lease, take good care of the demised premises and fixtures and appurtenances therein. Tenant shall be responsible for all damage or injury to the demised premises or any other part of the building and the systems and equipment thereof, whether requiring structural or nonstructural repairs caused by or resulting from carelessness, omission, neglect or improper conduct of Tenant, Tenant's subtenants, agents, employees, invitees or licensees, or


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which arise out of any work, labor, service or equipment done for or supplied to
Tenant or any subtenant or arising out of the installation, use or operation of the propety or equipment of Tenant or any subtenant. Tenant shall also repair all damage to the building and the demised premises caused by the moving of Tenant's fixtures, furniture and equipment. Tenant shall promptly make, at Tenant's expense, all repairs in and to the demised premises for which Tenant is responsible, using only the contractor for the trade or trades in question, selected from a list of at least four contractors per trade submitted by Owner. Any other repairs in or to the building or the facilities and systems thereof for which Tenant is responsible shall be performed by Owner at the Tenant's reasonable expense. Owner shall maintain in good working order and repair the exterior and the structural portions of the building, including the structural portions of its demised premises, and the public portions of the building interior and the building plumbing, electrical, heating and ventilating systems (to the extent such systems presently exist) serving the demised premises. Tenant agrees to give prompt notice of any defective condition in the premises for which Owner may be responsible hereunder. There shall be no allowance to Tenant for diminution of rental value and no liability on the part of Owner by reason of inconvenience, annoyance or injury to business arising from Owner or others making repairs, alterations, additions or improvements in or to any portion of the building or the demised premises or in and to the fixtures, appurtenances or equipment thereof. Owner agrees to perform any repair required pursuant to this Article with reasonable efforts to the extent practicable to minimize interference with Tenant's business, provided Owner shall not thereby be required to incur any additional expense for overtime labor, or otherwise. It is specifically agreed that Tenant shall not be entitled to any setoff or reduction of rent by reason of any failure of Owner to comply with the covenants of this or any other article of this Lease. Tenant agrees that Tenant's sole remedy at law in such instance wil be by way of an action for damages for breach of contract. The provisions of this Article 4 shall not apply in the case of fire or other casualty which are dealt with in Article 9 hereof

WINDOW CLEANING: 5. Tenant will not clean nor require, permit, suffer or allow any window in the demised premises to be cleaned from the outside in violation of Section 202 of the Labor Law or any other applicable law or of the Rules of the Board of Standards and Appeals, or of any other Board or body having or asserting jurisdiction.

REQUIREMENTS of LAW, FIRE INSURANCE, FLOOR LOADS: 6. Prior to the commencement of the lease term, if Tenant is then in possession, and at all times thereafter, Tenant, at Tenant's sole cost and expense, shall promptly comply after notice from Owner with all present and future laws, orders and regulations of all state, federal, municipal and local governments, departments, commissions and boards and any direction of any public officer pursuant to law, and all orders, rules and regulations of the New York Board of Fire Underwriters, Insurance Services office, or any similar body which shall impose any violation, order or duty upon Owner or Tenant with respect to the demised premises, whether or not arising out of Tenant's manner of use (but not Tenant's mere use) thereof, (including Tenant's permitted use) or, with respect to the building if arising out of Tenant's


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manner  of use (but not  Tenant's  mere  use) of the  premises  or the  building
(including the use permitted under the lease). Nothing herein shall require Tenant to make structural repairs or alterations unless Tenant has, by its manner of actual use of the demised premises or method of operation therein, violated any such laws, ordinances, orders, rules, regulations or requirements with respect thereto. Tenant may, after securing Owner to Owner's reasonable satisfaction against all damages, interest, penalties and expenses, including, but not limited to, reasonable attorney's fees, by cash deposit or by surety bond in an amount and in a company reasonably satisfactory to Owner, contest and appeal any such laws, ordinances, orders, rules, regulations or requirements provided same is done with all reasonable promptness and provided such appeal shall not subject Owner to prosecution for a criminal offense or constitute a default under any lease or mortgage under which Owner may be obligated, or cause the demised premises or any part thereof to be condemned or vacated. Tenant shall not do or permit any act or thing to be done in or to the demised premises which is contrary to law, or which will invalidate or be in conflict with public liability, fire or other policies of insurance at any time carried by or for the benefit of Owner with respect to the demised premises or the building of which the demised premises form a part, or which shall or might subject Owner to any liability or responsibility to any person or for property damage. Tenant shall not keep anything in the demised premises except as now or hereafter permitted by the Fire Department, Board of Fire Underwriters, Fire Insurance Rating Organization or other authority having jurisdiction, and then only in such manner and such quantity so as not to increase the rate for fire insurance applicable to the building, nor use the premises in a manner which will increase the insurance rate for the building or any property located therein over that in effect or the dates possession of any portion of the demised premises is given to Tenant. Tenant shall pay all costs, expenses, fines penalties, or damages, which may be imposed upon Owner by reason of Tenant's failure to comply with the provisions of this article and if by reason of such failure the fire insurance rate shall, at the beginning of this lease or at any time thereafter, be higher than it otherwise would be, then Tenant shall reimburse Owner, as additional rent hereunder, for that portion of all fire insurance premiums thereafter paid by Owner which shall have been charged because of such failure by Tenant. In any action or proceeding wherein Owner and Tenant are parties, a schedule or "make-up" of rate for the building or demised premises issued by the New York Fire Insurance Exchange, or other body making fire insurance rates applicable to said premises shall be conclusive evidence of the facts therein stated and of the several items and charges in the fire insurance rates then applicable to said premises. Tenant shall not place a load upon any floor of the demised premises exceeding the floor load per square foot area which it was designed to carry and which is allowed by law. Owner reserves the right to prescribe the weight and position of all safes, heavy business machines and mechanical equipment. Such installations shall be placed and maintained by Tenant, at Tenant's expense, in settings sufficient, in Owner's reasonable judgment, to absorb and prevent vibration, noise and annoyance.

Subordination: 7. This lease is subject and subordinate to all ground or underlying leases and to all mortgages which may now or hereafter affect such leases or the real property of which demised premises are a part and to all renewals, modifications, consolidations, replacements and extensions of any such underlying leases and mortgages. This clause shall be self-operative and no further instrument of subordination shall be required by any ground or underlying lessor or by any mortgagee, affecting any lease or the real property of which the demised premises are a part. In confirmation of such subordination, Tenant shall execute promptly any certificate that Owner may request. Owner agrees that it shall promptly obtain and submit to Tenant a non-disturbance agreement for the benefit of the Tenant from the holders of any mortgages presently affecting the demised premises or hereafter created during the Term. Such non-disturbance agreement shall be in form and content then used by such holder, but shall provide, among other things, that so long as Tenant is not in default in the payment of rent or any other covenant or condition of this lease,
(i) its right as Tenant hereunder shall not be affected or terminated, (ii) its possession of the demised premises shall not be disturbed, (iii) no action or proceedings shall be commenced to remove or evict Tenant, and (iv) this lease shall continue in full force and effect notwithstanding the foreclosure of the mortgage prior to the expiration or termination of this lease. Owner shall pay all costs and expenses incurred by Owner in connection with such non-disturbance agreement. The inability of the Owner to obtain such non-disturbance agreement shall not be deemed a default of Owner's obligations under this lease or impose any claim in favor of Tenant against Owner by reason thereof or affect the validity of this lease; provided, however, that this lease shall not be subordinate to any mortgage unless and until such non-disturbance agreement is obtained from the holder of any mortgage and submitted to Tenant.

With respect to the existing Mortgage currently held by The Dime Savings Bank of New York, FSB (the "Dime"), in the event such non-disturbance agreement is not received from Dime within sixty (60) days from Lease execution, Tenant shall have the right to terminate and end this Lease (and the term hereby created is limited accordingly), by giving written notice to Landlord at the address designated in this Lease, sent by registered or certified mail, return receipt requested, and, upon the expiration of the time fixed in such notice, this Lease and the term hereby granted and all the rights of Landlord, shall terminate and come to an end without any other or further notice or act on the part of the Tenant, with the same force and effect as though the day fixed in said notice were the expiration of the original term of the instant Lease herein.


Property--Loss, Damage, Reimbursement, Indemnity: 8. Owner or its agents shall not be liable for any damage to property of Tenant or of others entrusted to employees of the building, nor for loss of or damage to any property of Tenant by theft or otherwise, nor for any injury or damage to persons or property resulting from any cause of whatsoever nature, unless caused by or due to the negligence or wilful act of Owner, its contractors, agents, servants or employees. Owner or its agents will not be liable for any such damage caused by other tenants or persons in, upon or about said building or caused by operations in construction of any private, public or quasi public work.


If at any time any windows of the demised premises are temporarily closed or darkened due to requirements of law, Owner shall not be liable for any damage Tenant may sustain thereby and Tenant shall not be entitled to any compensation therefor nor abatement or diminution of rent nor shall the same release Tenant from its obligations hereunder nor constitute an eviction. Tenant shall indemnify and save harmless Owner against and from all liabilities, obligations, damages, penalties, claims, costs and expenses for which Owner shall not be reimbursed by insurance, including reasonable attorneys fees, paid, suffered or incurred as a result of any breach by Tenant, Tenant's agents, contractors, employees, invitees, or licensees of any covenant or condition of this lease, or the carelessness, negligence or wilful act of the Tenant, Tenant's agents, contractors, employees, invitees or licensees. Tenant's liability under this lease extends to the acts and omissions of any sub-tenant, and any agent, contractor, employee, invitee or licensee of any sub-tenant. In case any action or proceeding is brought against Owner by reason of any such claim, Tenant, upon written notice from Owner, will, at Tenant's expense, resist or defend such action or proceeding by counsel approved by Owner in writing, such approval not to be unreasonably withheld.

Destruction, Fire and Other Casualty: 9. (a) If the demised premises or any part thereof shall be damaged by fire or other casualty, Tenant shall give immediate notice thereof to Owner and this lease shall continue in full force and effect except as hereinafter set forth. (b) If the demised premises are partially damaged or rendered partially unusable by fire or other casualty, the damages thereto shall be repaired by and at the expense of Owner and the rent, until such repair shall be substantially completed, shall be apportioned from the day following the casualty according to the part of the premises which is usable.
(c) If the demised premises are totally damaged or rendered wholly unusable for the conduct of Tenant's business by fire or other casualty, then the rent shall be proportionately paid up to the time of the casualty and thenceforth shall cease until the


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date when the premises  shall have been repaired and restored by Owner,  subject to Owner's right to elect not to restore the same as hereinafter provided. (d) If the demised premises are rendered wholly unusable or (whether or not the demised premises are damaged in whole or in part) if the building shall be so damaged that Owner shall decide to demolish it or to rebuild it, then, in any of such events, Owner or Tenant may elect to terminate this lease by written notice to the other party given within sixty (60) days after such fire or casualty, specifying a date for the expiration of the lease, which date shall not be more than thirty (30) days after the giving of such notice. If this lease shall not be terminated pursuant to the foregoing provisions of this Article 9, then within sixty (60) days after the date when all or more than 30% of the demised premises are rendered unusable by Tenant for the ordinary conduct of its business due to a fire or other casualty, Owner shall deliver to Tenant a certification from a licensed architect or reputable contractor selected by Owner setting forth an estimate as to the time after such fire or other casualty reasonably required to repair the damage caused thereby. If the period set forth in any such estimate exceeds one (1) year, Tenant may elect to terminate this lease by notice to Owner given not later than thirty (30) days following Tenant's receipt of such estimate, time being of the essence with respect to such notice. If Tenant shall not have had the right to terminate this lease due to the estimated time for completion being not greater than one (1) year and Owner fails to complete the restoration within such one (1) year period (subject to the delay provisions of this Article 9), then Tenant shall have the right to terminate this lease by notice to Owner given not later than thirty (30) days following the expiration of such one (1) year period, time being of the essence with respect to such notice. If the demised premises are damaged by fire or other casualty during the last eighteen (18) months of the term of the lease, and such damage will require more than sixty (60) days to repair, Landlord or Tenant may terminate this lease by notice to the other party given not later than thirty (30) days following the occurrence of the fire or other casualty. Upon the date specified in any notice of termination given by Owner or Tenant pursuant to this Article 9 the term of this lease shall expire as fully and completely as if such date were the date set forth above for the termination of this lease and Tenant shall forthwith quit, surrender and vacate the premises without prejudice however, to Landlord's rights and remedies against Tenant under the lease provisions in effect prior to such termination, and any rent owing shall be paid up to such date and any payments of rent made by Tenant which were on account of any period subsequent to such date shall be promptly returned to Tenant. Unless the party shall serve a termination notice as provided for herein, Owner shall make the repairs and restorations under the conditions of (b) and (c) hereof, with all reasonable expedition, subject to delays due to adjustment of insurance claims, labor troubles and causes beyond Owner's control. After any such casualty, Tenant shall cooperate with Owner's restoration by removing from the premises as promptly as reasonably possible, all of Tenant's salvageable inventory and movable equipment, furniture, and other property. Tenant's liability for rent shall resume fifteen days after written notice from Owner that the premises are substantially ready for Tenant's occupancy. (e) Nothing contained hereinabove shall relieve Tenant from liability
that  may  exist  as  a  result  of   damage   from  fire  or  other   casualty.
Notwithstanding the foregoing, each party shall look first to any insurance in its favor before making any claim against the other party for recovery for loss or damage resulting from fire or other casualty, and to the extent that such insurance is in force and collectible and to the extent permitted by law, Owner and Tenant each hereby releases and waives all right of recovery against the other or any claiming through or under each of them by way of subrogation or otherwise. The foregoing release and waiver shall be in force only if both releasors' insurance policies contain a clause providing that such a release or waiver shall not invalidate the insurance. If, and to the extent, that such waiver can be obtained only by the payment of additional premiums, then the party benefitting from the waiver shall pay such premium within ten days after written demand or shall be deemed to have agreed that the party obtaining insurance coverage shall be free of any further obligation under the provisions hereof with respect to waiver of subrogation. Tenant acknowledges that Owner will not carry insurance on Tenant's furniture and/or furnishings or any fixtures or equipment, improvements, or appurtenances removable by Tenant and agrees that Owner will not be obligated to repair any damage thereto or replace the same. (f) Tenant hereby waives the provisions of Section 227 of the Real Property Law and agrees that the provisions of this article shall govern and control in lieu thereof.

EMINENT DOMAIN: 10. If the whole or any part of the demised premises shall be acquired or condemned by Eminent Domain for any public or quasi public use or purpose, then and in that event, the term of this lease shall cease and terminate from the date of title vesting in such proceeding and Tenant shall have no claim for the value of any unexpired term of said lease and assigns to Owner, Tenant's entire interest in any such award. Anything in this Article 10 to the contrary notwithstanding, Tenant shall have the right to make a separate claim in any such eminent domain proceeding for its property and moving expenses, provided that Tenant's claim shall not impair the ability of Owner to make its claim or reduce the amount of Owner's reward.

ASSIGNMENT,  MORTGAGE,  ETC.: 11. Tenant, for itself,  its heirs,  distributees, executors, administrators, legal representatives, successors and assigns, expressly covenants that it shall not assign, mortgage or encumber this agreement, nor underlet, or suffer or permit the demised premises or any part thereof to be used by others, without the prior written consent of Owner in each instance. Transfer of the majority of the stock of a corporate Tenant shall be deemed an assignment. If this lease be assigned, or if the demised premises or any part thereof be underlet or occupied by anybody other than Tenant, Owner may, after default by Tenant, collect rent from the assignee, under-tenant or occupant, and apply the net amount collected to the rent herein reserved, but no such assignment, underletting, occupancy or collection shall be deemed a waiver of this covenant, or the acceptance of the assignee, under-tenant or occupant as tenant, or a release of Tenant from the further performance by Tenant of covenants on the part of Tenant herein contained. The consent by Owner to an assignment or underletting shall not in no wise be construed to relieve Tenant from obtaining the express consent in writing of Owner to any further assignment or underletting.

ELECTRIC CURRENT: 12. Tenant covenants and agrees that at all times its use of electric current shall not exceed the capacity of existing feeders to the building or the risers or wiring installation and Tenant may not use any electrical equipment which, in Owner's opinion, rasonably exercised, will overload such installations or interfere with the use thereof by other tenants of the building. The change at any time of the character of electric service shall in no wise make Owner liable or responsible to Tenant, for any loss, damages or expenses which Tenant may sustain unless caused by Owner's or its agents', employees', or contractors' negligence or wilful act.

ACCESS TO PREMISES 13. Owner or Owner's agents shall have the right (but shall not be obligated) to enter the demised premises in any emergency at any time, and, at other reasonable times upon advance notice to Tenant (which need not be written) the same and to make such repairs, replacements and improvements as Owner may deem necessary and reasonably desirable to the demised premises or to any other portion of the building or which Owner may elect to perform. Tenant shall permit Owner to use and maintain and replace pipes and conduits in and through the demised premises and to erect new pipes and conduits therein provided they are concealed within the walls, floor, or ceiling. Owner may, during the progress of any work in the demised premises, take all necessary materials and equipment into said premises without the same constituting an eviction nor shall the Tenant be entitled to any abatement of rent while such work is in progress nor to any damages by reason of loss or interruption of business or otherwise. Owner agrees to use reasonable efforts to the extent practicable to minimize interference with Tenant's business in connection with any work performed pursuant to Articles 13 and 20; provided Owner shall not thereby be required to incur any additional expense for overtime labor or otherwise. Owner agrees, at its expense, to repair and restore the demised premises subsequent to conducting any work therein to the condition existing prior thereto. Throughout the term hereof Owner shall have the right to enter the demised premises at reasonable hours for the purpose of showing the same to prospective purchasers or mortgagees of the building, and during the last six months of the term for the purpose of showing the same to prospective tenants. If Tenant is not present to open and permit an entry into the premises, after notice (except in an emergency when no notice shall be required), Owner or Owner's agents may enter the same whenever such entry may be necessary or permissible by master key or forcibly and provided reasonable care is exercised to safeguard Tenant's property, such entry shall not render Owner or its agents liable therefor, nor in any event shall the obligations of Tenant hereunder be affected. If during the last month of the term Tenant shall have removed all of Tenant's propety therefrom Owner may immediately enter, alter, renovate or redecorate the demised premises without limitation or abatement of rent, or incurring liability to Tenant for any compensation and such act shall have no effect on this lease or Tenant's obligations hereunder.

VAULT, VAULT SPACE, AREA: 14. No Vaults, vault space or area, whether or not enclosed or covered, not within the property line of the building is leased hereunder, anything contained in or indicated on any sketch, blue print or plan, or anything contained elsewhere in this lease to the contrary notwithstanding. Owner makes no representation as to the location of the property line of the building. All vaults and vault space and all such areas not within the property line of the building, which Tenant may be permitted to use and/or occupy, is to be used and/or occupied under a revocable license, and if any such license be revoked, or if the amount of such space or area be diminished or required by any federal, state or municipal authority or public utility, Owner shall not be subject to any liability nor shall Tenant be entitled to any compensation or diminution or abatement of rent, not shall such revocation, diminution or requisition be deemed constructive or actual eviction. Any tax, fee or charge of municipal authorities for such vault or area shall be paid by Tenant.

OCCUPANCY: 15. Tenant will not at any time use or occupy the demised premises in violation of the certificate of occupancy issued for the building of which the demised premises are a part. Owner covenants that the uses of the demised premises are permitted pursuant to Article 2 hereof. Tenant has inspected the premises and accepts them as is, subject to the riders annexed hereto with respect to Owner's work, if any. In any event, Owner makes no representation as to the condition of the premises and Tenant agrees to accept the same subject to violations, whether or not of record.

BANKRUPTCY:   16.  (a)  Anything   elsewhere  in  this  lease  to  the  contrary
notwithstanding, this lease may be cancelled by Owner by the sending of a written notice to Tenant within a reasonable time after the happening of any one or more of the following events: (1) the commencement of a case in bankruptcy or under the laws of any state naming Tenant as the debtor which case shall not have been dismissed within sixty (60) days after the commencement thereof; or
(2) the making by Tenant of an assignment or any other arrangement for the benefit of creditors under any state statute. Neither Tenant nor any person claiming through or under Tenant, or by reason of any statute or order of court, shall thereafter be entitled to possession of the premises demised but shall forthwith quit and surrender the premises. If this lease shall be assigned in accordance with its terms, the provisions of this Article 16 shall be applicable only to the party then owning Tenant's interest in this lease.

          (b) it is stipulated and agreed that in the event of the termination of this lease pursuant to (a) hereof, Owner shall forthwith, notwithstanding any other provisions of this lease to the contrary, be entitled to recover from Tenant as and for liquidated damages an amount equal to the difference between the rent reserved hereunder for the unexpired portion of the term demised and the fair and reasonable rental value of the demised premises for the same period. In the computation of such damages the difference between any installment of rent becoming due hereunder after the date of termination and the fair and reasonable rental value of the demised premises for the period for which such installment was payable shall be discounted to the date of termination at the rate of six (6%) percent per annum. If such premises or any part thereof be relet by the Owner for the unexpired term of said lease, or any part thereof, before presentation of proof of such liquidated damages to any court, commission or tribunal, the amount of rent reserved upon such reletting shall be deemed to be the fair and reasonable rental value for the part or the whole of the premises so re-let during the term of the re-letting. Nothing herein contained shall limit or prejudice the right of the Owner to prove for and obtain as liquidated damages by reason of such termination, an amount equal to the maximum allowed by any statute or rule of law in effect at the time when, and governing the proceedings in which, such damages are to be proved, whether or not such amount be greater, equal to, or less than the amount of the difference referred to above.

DEFAULT: 17. (1) If Tenant defaults in fulfilling any of the covenants of this lease or if the demised premises become vacant or deserted; or if any execution or attachment shall be issued against Tenant or any of Tenant's property whereupon the demised premises shall be taken or occupied by someone other than Tenant; or if this lease be rejected under Section 235 of Title 11 of the U.S. Code (bankruptcy code); or if Tenant shall fail to take possession of the premises within sixty (60) days after the commencement of the term of this lease, then, in any one or more of such events, upon Owner serving a written five (5) days' notice in the case of any monetary default and twenty (20) days' notice in the case of any non monetary default days notice upon Tenant specifying the nature of said default and upon the expiration of said five (5) or twenty (20) days, as the case may be, if Tenant shall have failed to comply with or remedy such default, or if the said default or omission complained of shall be of a nature that the same cannot be completely cured or remedied within said twenty (20) day period, and if Tenant shall not have diligently commenced curing such default within such twenty (20) day period, and shall not thereafter with reasonable diligence and in good faith, proceed to remedy or cure such default, then Owner may serve a written five (5) days' notice of cancellation of this lease upon Tenant, and upon the expiration of said five (5) days this lease and the term thereunder shall end and expire as fully and completely as if the expiration of such five (5) day period were the day herein definitely fixed for the end and expiration of this lease and the term thereof and Tenant shall then quit and surrender the demised premises to Owner but Tenant shall remain liable as hereinafter provided.

          (2) If the notice provided for in (1) hereof shall have been given, and the term shall expire as aforesaid, then and in any of such events Owner may without further notice, re-enter the demised premises and dispossess Tenant by summary proceedings or otherwise, and the legal representative of Tenant or other occupant of demised premises and remove their effects and hold the premise as if this lease had not been made, and Tenant hereby waives the service of notice of this lease had not been made, and Tenant hereby waives the service of notice of intention to re-enter or to institute legal proceedings to that end. If Tenant shall make default hereunder prior to the date fixed as the commencement of any renewal or extension of this lease, Owner may cancel and terminate such renewal or extension agreement by written notice.

REMEDIES OF OWNER AND WAIVER OF REDEMPTION: 18. In case of any such default, re-entry, expiration and/or dispossess by summary proceedings or otherwise, (a) the rent shall become due thereupon and be paid up to the time of such re-entry, dispossess and/or expiration, (b) Owner may re-let the premises or any part or parts thereof, either in the name of Owner or otherwise, for a term or terms, which may at Owner's option be less than or exceed the period which would otherwise have constituted the balance of the term of this lease and may grant concessions or free rent or charge a higher rental than that in this lease, and/or (c) Tenant or the legal representatives of Tenant shall also pay Owner as liquidated damages for the failure of Tenant to observe and perform said Tenant's covenants herein contained, any deficiency between the rent hereby reserved and/or covenanted to be paid and the net amount, if any, of the rents collected on account of the lease or leases of the demised premises for each month of the period which would otherwise have constituted the balance of the term of this lease. The failure of Owner to re-let the premises or any part or parts thereof shall not release or affect Tenant's liability for damages. In computing such liquidated damages there shall be added to the said deficiency such expenses as Owner may incur in connection with re-letting, such as reasonable legal expenses, attorneys' fees, brokerage, advertising and for keeping the demised premises in good order or for preparing the same for re-letting. Any such liquidated damages shall be paid in monthly installments by Tenant on the rent day specified in this lease and any suit brought to collect the amount of the deficiency, for any month shall not prejudice in any way the rights of Owner to collect the deficiency for any subsequent month by a similar proceeding. Owner, in putting the demised premises in good order or preparing the same for re-rental may, at Owner's option, make such alterations, repairs, replacements, and/or decorations in the demised premises as Owner, in Owner's reasonable judgment, considers advisable and necessary for the purpose of re-letting the demised premises, and the making of such alterations, repairs, replacements, and/or decorations shall not operate or be construed to release Tenant from liability hereunder as aforesaid Owner shall in no event be liable in any way whatsoever for failure to re-let the demised premises, or in the event that the demised premises are re-let, for failure to collect the rent thereof under such re-letting, and in no event shall Tenant be entitled to receive any excess, if any, of such net rents collected over the sums payable by Tenant to Owner hereunder. In the event of a breach or threatened breach by Tenant of any of the covenants or provisions hereof, Owner shall have the right of injunction and the right to invoke any remedy allowed at law or in equity as if re-entry, summary proceedings and other remedies were not herein provided for. Mention in this lease of any particular remedy, shall not preclude Owner from any other remedy, in law or in equity. Tenant hereby expressly waives any and all rights of redemption granted by or under any present or future laws in the event of Tenant being evicted or dispossessed for any cause, or in the event of Owner obtaining possession of demised premises, by reason of the violation by Tenant of any of the covenants and conditions of this lease, or otherwise.

FEES AND EXPENSES 19. If Tenant shall default after notice and applicable grace period in the observance or performance of any term or covenant on Tenant's part to be observed or performed under or by virtue of any of the terms or provisions in any article of this lease, then, unless otherwise provided elsewhere in this lease, Owner may immediately or at any time thereafter and without notice perform the obligation of Tenant thereunder. If Owner, in connection with the foregoing or in connection with any default by Tenant in the covenant to pay rent hereunder, makes any expenditures or incurs any obligations for the payment of money, including but not limited to attorney's fees, in instituting, prosecuting or defending any action or proceeding, then, to the extent that Owner prevails thereunder, Tenant will reimburse Owner for such sums so paid or obligations incurred with interest and costs. The foregoing expenses incurred by reason of Tenant's default shall be deemed to be additional rent hereunder and shall be paid by Tenant to Owner within five (5) days of rendition of any bill or statement to Tenant therefor. If Tenant's lease term shall have expired at the time of making of such expenditures or incurring of such obligations, such sums shall be recoverable by Owner as damages.

BUILDING ALTERATIONS AND MANAGEMENT: 20. Owner shall have the right at any time without the same constituting an eviction and without incurring liability to Tenant therefor to change the arrangement and/or location of public entrances, passageways, doors, doorways, corridors, elevators, stairs, toilets or other public parts of the building (provided that, at all times, Tenant shall have reasonable access to the demised premises) and to change the name, number or designation by which the building may be known. There shall be no allowance to Tenant for diminution of rental value and no liability on the part of Owner by reason of inconvenience, annoyance or injury to business arising from Owner or other Tenants making any repairs in the building or any such alterations, additions and improvements. Owner agrees to use reasonable efforts to the extent practicable to minimize interference with Tenant's business in connection with any work performed pursuant to Articles 13 and 20; provided Owner shall not thereby be required to incur any additional expense for overtime labor or otherwise. Owner agrees, at its expense, to repair and restore the demised premises subsequent to conducting any work therein to the condition existing prior thereto. Furthermore, Tenant shall not have any claim against Owner by reason of Owner's imposition of such controls of the manner of access to the building by Tenant's social or business visitors as the Owner may deem necessary for the security of the building and its occupants.

NO REPRESENTATIONS BY OWNER: 21. Neither Owner nor Owner's agents have made any representations or promises with respect to the physical condition of the building, the land upon which tion or any other matter or thing affecting or related to the premises except as herein expressly set forth and no rights, easements or licenses are acquired by Tenant by implication or otherwise except as expressly set forth in the provisions of this lease. Tenant has inspected the demised premises and is thoroughly acquainted with their condition and agrees to take the same "as is" and acknowledges that the taking of possession of the demised premises by Tenant shall be conclusive evidence that the said premises and the building of which the same form a part were in good and satisfactory condition at the time such possession was so taken, except as to latent defects and reasonable matters not ascertainable after due diligence. All understandings and agreements heretofore made between the parties hereto are merged in this contract, which alone fully and completely expresses the agreement between Owner and Tenant and any executory agreement hereafter made shall be ineffective to change, modify, discharge or effect an abandonment of it in whole or in part, unless such exectory agreement is in writing and signed by the party against whom enforcement of the change, modification, discharge or abandonment is sought.

END OF TERM: 22. Upon the expiration or other termination of the term of this lease, Tenant shall quit and surrender to Owner the demised premises, broom clean, in good order and condition, ordinary wear and damages which Tenant is not required to repair as provided elsewhere in this lease excepted, and Tenant shall remove all its property. Tenant's obligation to observe or perform this covenant shall survive the expiration or other termination of this lease. If the last day of the term of this Lease or any renewal thereof, falls on Sunday, this lease shall expire at noon on the preceding Saturday unless it be a legal holiday in which case it shall expire at noon on the preceding business day.

QUIET ENJOYMENT: 23. Owner covenants and agrees with Tenant that upon Tenant paying the rent and additional rent and observing and performing all the terms, covenants and conditions, on Tenant's part to be observed and performed. Tenant may peaceably and quietly enjoy the premises hereby demised, subject, nevertheless, to the terms and conditions of this lease including, but not limited to, Article 31 hereof and to the ground leases, underlying leases and mortgages hereinbefore mentioned.

FAILURE TO GIVE POSSESSION: 24. If Owner is unable to give possession of the demised premises on the date of the commencement of the term hereof, because of the holding-over or retention of possession of any tenant, undertenant or occupants or if the demised premises are located in a building being constructed, because such building has not been sufficiently completed to make the premises ready for occupancy or because of the fact that a certificate of occupancy has not been procured or for any other reason, Owner shall not be subject to any liability for failure to give possession on said date and the validity of the lease shall not be impaired under such circumstances, nor shall the same be construed in any wise to extend the term of this lease, but the rent payable hereunder shall be abated (provided Tenant is not responsible for Owner's inability to obtain possession) until after Owner shall have given Tenant written notice that the premises are substantially ready for Tenant's occupancy. If permission is given to Tenant to enter into the possession of the demised premises or to occupy premises other than the demised premises prior to the date specified as the commencement of the term of this lease, Tenant covenants and agrees that such occupancy shall be deemed to be under all the terms, covenants, conditions and provisions of this lease, except as to the covenant to pay rent. The provisions of this article are intended to constitute "an express provision to the contrary" within the meaning of Section 223-a of the New York Real Property Law.

NO WAIVER: 25. The failure of Owner or Tenant to seek redress for violation of, or to insist upon the strict performance of any covenant or condition of this lease or of any of the Rules or Regulations, set forth or hereafter adopted by Owner, shall not prevent a subsequent act which would have originally constituted a violation from having all the force and effect of an original violation. The receipt by Owner of rent with knowledge of the breach of any covenant of this lease shall not be deemed a waiver of such breach and no provision of this lease shall be deemed to have been waived by either party unless such waiver be in writing signed by the other party. No payment by Tenant or receipt by Owner of a lesser amount than the monthly rent herein stipulated shall be deemed to be other than on account of the earliest stipulated rent, nor shall any endorsement or statement of any check or any letter accompanying any check or payment as rent be deemed an accord and satisfaction, and Owner may accept such check or payment without prejudice to Owner's right to recover the balance of such rent or pursue any other remedy in this lease provided. No act or thing done by Owner or Owner's agents during the term hereby demised shall be deemed an acceptance of a surrender of said premises, and no agreement to accept such surrender shall be valid unless in writing signed by Owner. No employee of Owner or Owner's agent shall have any power to accept the keys of said premises prior to the termination of the lease and the delivery of keys to any such agent or employee shall not operate as a termination of the lease or surrender of the premises.

WAIVER OF TRIAL BY JURY: 26. It is mutually agreed by and between Owner and Tenant that the respective parties hereto shall and they hereby do waive trial by jury in any action, proceeding or counterclaim brought by either of the parties hereto against the other (except for personal injury or property damage) on any matters whatsoever arising out of or in any way connected with this lease, the relationship of Owner and Tenant, Tenant's use of or occupancy of said premises, and any emergency statutory or any other statutory remedy. It is further mutually agreed that in the event Owner commences any summary proceeding for possession of the premises, Tenant will not interpose any counterclaim of whatever nature or description in any such proceeding including a counterclaim under Article 4 except for any compulsory counterclaim.

INABILITY TO PERFORM: 27. This Lease and the obligation of Tenant to pay rent hereunder and perform all of the other covenants and agreements hereunder on part of the Tenant to be performed shall in no wise be affected, impaired or excused because Owner is unable to fulfill any of its obligations under this lease or to supply or is delayed in supplying any service expressly or impliedly to be supplied or is unable to make, or is delayed in making any repair, additions, alterations or decorations or is unable to supply or is delayed in supplying any equipment or fixtures if Owner is prevented or delayed from so doing by reason of strike or labor troubles or any cause whatsoever including, but not limited to, government preemption in connection with a National Emergency or by reason of any rule, order or regulation of any department or subdivision thereof of any government agency or by reason of the conditions of supply and demand which have been or are affected by war or other emergency. Owner shall exercise reasonable efforts to eliminate such inability, delay or prevention and to minimize its effect on Tenant's business.

BILLS AND NOTICES: 28. Except as otherwise in this lease provided, a bill, statement, notice or communication which Owner may desire or be required to give to Tenant, shall be deemed sufficiently given or rendered if, in writing, delivered to Tenant personally or sent by registered or certified mail addressed to Tenant at the building of which the demised premises form a part or at the last known residence address or business address of Tenant or left at any of the aforesaid premises addressed to Tenant, and the time of the rendition of such bill or statement and of the giving of such notice or communication shall be deemed to be the time when the same is delivered to Tenant, mailed, or left at the premises as herein provided. Any notice by Tenant to Owner must be served by registered or certified mail addressed to Owner at the address first hereinabove given or at such other address as Owner shall designate by written notice.

SERVICES PROVIDED BY OWNERS 29. As long as Tenant is not in default under any of the covenants of this lease, Owner shall provide: (a) necessary elevator facilities on business days from 8 a.m. to 6 p.m. and on Saturdays from 8 a.m. to 1 p.m. and have one elevator subject to call at all other times; (b) heat to the demised premises when and as required by law, on business days from 8 a.m. to 6 p.m.; (c) water for ordinary lavatory purposes and for Tenant's pantry but if Tenant uses or consumes water for any other purposes or in unusual quantities (of which fact Owner shall be the sole judge), Owner may install a water meter at Tenant's reasonable expense which Tenant shall thereafter maintain at Tenant's expense in good working order and repair to register such water consumption and Tenant shall pay for water consumed as shown on said meter as additional rent as and when bills are rendered; (d) cleaning service for the demised premises on business days at Owner's expense provided that the same are kept in order by Tenant. (f) Owner reserves the right to stop services of the heating, elevators, plumbing, air-conditioning, power systems or cleaning or other services, if any, when necessary by reason of accident or for repairs, alterations, replacements or improvements necessary or desirable in the reasonable judgment of Owner for as long as may be reasonably required by reason thereof. If the building of which the demised premises are a part supplies manually-operated elevator service, Owner at any time may substitute automatic-control elevator service and upon ten days' written notice to Tenant, proceed with alterations necessary therefor without in any wise affecting this lease or the obligation of Tenant hereunder. The same shall be done with a minimum of inconvenience to Tenant and Owner shall pursue the alteration with due diligence.

CAPTIONS: 30. The Captions are inserted only as a matter of convenience and for reference and in no way define, limit or describe the scope of this lease nor the intent of any provisions thereof.

DEFINITIONS: 31. The term "office", or "offices", wherever used in this lease, shall not be construed to mean premises used as a store or stores, for the sale or display, at any time, of goods, wares or merchandise, of any kind, or as a restaurant, shop, booth, bootblack or other stand, barber shop, or for other similar purposes or for manufacturing. The term "Owner" means a landlord or lessor, and as used in this lease means only the owner, or the mortgagee in possession, for the time being of the land and building (or the owner of a lease of the building or of the land and building) of which the demised premises form a part, so that in the event of any sale or sales of said land and building or of said lease, or in the event of a lease of said building, or of the land and building, the said Owner shall be and hereby is entirely freed and relieved of all covenants and obligations of Owner hereunder, and it shall be deemed and construed without further agreement between the parties or their successors in interest, or between the parties and the purchaser, at any such sale, or the said lessee of the building, or of the land and building, that the purchaser or the lessee of the building has assumed and agreed to carry out any and all covenants and obligations of Owner, hereunder. The words "re-enter" and "re-entry" as used in this lease are not restricted to their technical legal meaning. The term "business days" as used in this lease shall exclude Saturdays (except such portion thereof as is covered by specific hours in Article 29 hereof), Sundays and all days observed by the State or Federal Government as legal holidays and those designated as holidays by the applicable building service union employees service contract or by the applicable Operating Engineers contract with respect to HVAC service.

FOOTNOTES TO THE LEASE BETWEEN 40TH ASSOCIATES, as Landlord, and LONDON FOG CORPORATION, as Tenant dated May 4th, 1994
================================================================================

1.   which consent shall not be unreasonably withheld or delayed,

2.   which approval shall not be unreasonably withheld or delayed.

3.   reasonably

4.   after notice thereof,

4a.  four

4b.  reasonable

5. Owner agrees to perform any repair required pursuant to this Article 4 with reasonable efforts to the extent practicable to minimize interference with Tenant's business, provided Owner shall not thereby be required to incur any additional expense for overtime labor, or otherwise.

5a.  after notice from Owner

5b.  (but not Tenant's mere use)

6.   actual

6a.  reasonable

6b.  reasonably

7. on the dates possession of any portion of the demised premises is given to Tenant.

7a.  heavy

7b   reasonable

8. Owner agrees that it shall promptly obtain and submit to Tenant a non-disturbance agreement for the benefit of the Tenant from the holders of any mortgages presently affecting the demised premises or hereafter created during the Term. Such non-disturbance agreement shall be in form and content then used by such holder, but shall provide, among other things, that so long as Tenant is not in default in the payment of rent or any other covenant or condition of this lease, (i) its right as Tenant hereunder shall not be affected or terminated, (ii) its possession of the demised premises shall not be disturbed, (iii) no action or proceedings shall be commenced to remove or evict Tenant, and (iv) this lease shall continue in full force and effect notwithstanding the foreclosure of the mortgage prior to the expiration or termination of this lease. Owner shall pay all costs and expenses incurred by Owner in connection with such non-disturbance agreement. The inability of the Owner to obtain such non-disturbance agreement shall not be deemed a default of Owner's obligations under this lease or impose any claim in favor of Tenant against Owner by reason thereof or affect the validity of this lease; provided, however, that this lease shall not be subordinate to any mortgage unless and until such non-disturbance agreement is obtained from the holder of any mortgage and submitted to Tenant.

     With respect to the existing  Mortgage  currently  held by The Dime Savings
     Bank of New York, FSB (the "Dime"), in the event such non-disturbance agreement is not received from Dime within sixty (60) days from Lease execution, Tenant shall have the right to terminate and end this Lease (and the term hereby created is limited accordingly), by giving written notice to Landlord at the address designated in this Lease, sent by registered or certified mail, return receipt requested, and, upon the expiration of the time fixed in such notice, this Lease and the term hereby granted and all the rights of Landlord, shall terminate and come to an end without any other or further notice or act on the part of the Tenant, with the same force and effect as though the day fixed in said notice were the expiration of the original term of the instant Lease herein.

9.   or wilful act

9a.  or

9b.  due to requirements of law

10.  contractors,

11.  wilful act

12.  for the conduct of Tenant's business

12a. or Tenant

12b. the other party

13.  sixty (60)

14.  thirty (30)

15. If this lease shall not be terminated pursuant to the foregoing provisions of this Article 9, then within sixty (60) days after the date when all or more than 30% of the demised premises are rendered unusable by Tenant for the ordinary conduct of its business due to a fire or other casualty, Owner shall deliver to Tenant a certification from a licensed architect or reputable contractor selected by Owner setting forth an estimate as to the time after such fire or other casualty reasonably required to repair the damage caused thereby. If the period set forth in any such estimate exceeds one (1) year, Tenant may elect to terminate this lease by notice to Owner given not later than thirty (30) days following Tenant's receipt of such estimate, time being of the essence with respect to such notice. If Tenant shall not have had the right to terminate this lease due to the estimated time for completion being not greater than one (1) year and Owner fails to complete the restoration within such one (1) year period (subject to the delay provisions of this Article 9), then Tenant shall have the right to terminate this lease by notice to Owner given not later than thirty (30) days following the expiration of such one (1) year period, time being of the essence with respect to such notice. If the demised premises are damaged by fire or other casualty during the last eighteen (18) months of the term of the lease, and such damage will require more than sixty (60) days to repair, Landlord or Tenant may terminate this lease by notice to the other party given not later than thirty (30) days following the occurrence of the fire or other casualty.

16.  any notice of termination given by Owner or Tenant pursuant to this Article
     9

16a  promptly

17.  either party

18.  fifteen

19. Anything in this Article 10 to the contrary notwithstanding, Tenant shall have the right to make a separate claim in any such eminent domain proceeding for its property and moving expenses, provided that Tenant's claim shall not impair the ability of Owner to make its claim or reduce the amount of Owner's reward.

20. unless caused by Owner's or its agents', employees' or contractors' negligence or wilful act

21.  upon advance notice to Tenant (which need not be written)

22. Owner agrees to use reasonable efforts to the extent practicable to minimize interference with Tenant's business in connection with any work performed pursuant to Articles 13 and 20; provided Owner shall not thereby be required to incur any additional expense for overtime labor or otherwise. Owner agrees, at its expense, to repair and restore the demised premises subsequent to conducting any work therein to the condition existing prior thereto.

23.  after notice (except in an emergency, when no notice shall be required),

23a. Owner covenants that the uses of the demised premises are permitted pursuant to Article 2 hereof.

24. which case shall not have been dismissed within sixty (60) days after the commencement thereof;

25.  six (6%) percent

25a. sixty (60)

26. five (5) days' notice in the case of any monetary default and twenty (20) days' notice in case of any non-monetary default

27.  five (5) or twenty (20) days, as the case may be,

28.  twenty (20)

29.  five (5)

30.  further

31.  reasonable

32.  after notice and applicable grace period

33.  to the extent that Owner prevails thereunder,

33a. (provided that, at all times, Tenant shall have reasonable access to the demised premises)

34.  and seasonable matters not ascertainable after due diligence

35.  or Tenant

35a. either party

35b. the other party

36.  except for any compulsory counterclaim.

36a. Owner shall exercise reasonable efforts to eliminate such inability, delay or prevention and to minimize its effect on Tenant's business.

36b. and for Tenant's pantry

36c. reasonable

37. to Tenant at least thirty (30) days prior to the proposed implementation date thereof.

38.  twenty (20)

RIDER TO LEASE between 40TH ASSOCIATES, Landlord, and LONDON FOG CORPORATION, Tenant, dated as of the 4th day of May, 1994

Re:  8 West 40th Street
     New York, New York
     18th, 19th, 20th, 21st
     and Penthouse Floors
================================================================================

If and to the extent that any of the provisions of this Rider conflict or are otherwise inconsistent with any of the printed provisions of this lease, whether or not such inconsistency is expressly noted in this Rider, the provisions of this Rider shall prevail.

37.  Definitions

     The following terms contained in this Article 37 shall have the meanings hereinafter set forth as such terms are used throughout this lease, including the exhibits, schedules and riders hereto (if any):

     (A) "Base Tax Year" shall mean the Real Estate Taxes, as finally determined for the calendar year 1995 (to wit, the average of the Real Estate Taxes, as finally determined for the fiscal years July 1, 1994 through June 30, 1995 and July 1, 1995 through June 30, 1996).

     (B)  "Tenant's   Proportionate   Share"  shall  mean  22.52%,   subject  to
          adjustment if additional space is leased to Tenant.

     (C) "Base Operating Expenses" shall mean the Operating Expenses incurred for 1995.

     (D) "Operational Year" shall mean each calendar year during the Term commencing with 1995.

     (E)  "Operational  Year  Operating   Expenses"  shall  mean  the  Operating
          Expenses incurred during the applicable Operational Year.

     (F) "Electric Factor" initially shall mean $60,000.00 per annum, subject to adjustment in accordance with the terms of Article 42.

     (G) "Net Rent" shall mean (i) $624,000 per annum from October 1, 1994 through September 30 1997; (ii) $696,000 per annum from October 1, 1997 through September 30, 2001; (iii) $768,000 per annum from October 1, 2001 through September 30, 2004; and the annual sum set forth in
          Article 45 from October 1, 2004 through September 30, 2009.

     (H)  "Base Electric Date" shall mean April 1, 1994.

     (I)  "Rent Commencement Date" shall mean April 1, 1995.

38.  Rental Payments

     (A) All payments other than Base Rent to be made by Tenant pursuant to this lease shall be deemed additional rent and, in the event of any non-payment thereof, Landlord shall have all rights and remedies provided for herein or by law for non-payment of rent.

Re:      18th, 19th, 20th, 21st
         and Penthouse Floors
         8 West 40th Street


     (B) All payments of Base Rent and additional rent to be made by Tenant pursuant to this Lease shall be made by checks drawn upon a bank located in New York City which is a member of the New York Clearing House Association or any other bank, provided the checks of such bank are required to clear within the same time periods as banks which are members of the New York Clearing House Association or any successor thereto.

     (C) If Landlord receives from Tenant any payment less than the sum of the Base Rent and additional rent then due and owing pursuant to this lease, Tenant hereby waives its right, if any, to designate the items to which such payment shall be applied and agrees that Landlord, in its sole discretion, may apply such payment in whole or in part to any Base Rent, any additional rent or to any combination thereof then due and payable hereunder.

     (D) Unless Landlord shall otherwise expressly agree in writing, acceptance of Base Rent or additional rent from anyone other than Tenant shall not relieve Tenant of any of its obligations under this lease, including the obligation to pay Base Rent and additional rent, and Landlord shall have the right at any time, upon notice to Tenant, to require Tenant to pay the Base Rent and additional rent payable hereunder directly to Landlord (provided that Landlord shall not be entitled to double payment of any Base Rent or additional rent). Furthermore, such acceptance of Base Rent or additional rent shall not be deemed to constitute Landlord's consent to an assignment of this lease or a subletting or other occupancy of the demised premises by anyone other than Tenant, nor a waiver of any of Landlord's rights or Tenant's obligations under this lease.

     (E) Landlord's failure to timely bill all or any portion of any amount payable pursuant to this lease for any period during the Term shall neither constitute a waiver of Landlord's right to ultimately collect such amount or to bill Tenant at any subsequent time retroactively for the entire amount so unbilled, which previously unbilled amount shall be payable within thirty (30) days after being so billed. Notwithstanding the foregoing, Landlord's failure to bill Tenant for any amount payable pursuant to this Lease for a period in excess of two (2) years shall constitute a waiver by Landlord of its right to collect such amounts, provided Landlord received bills or other proof of the items of which Tenant is being billed at least two (2) years prior to any such Tenant billing.

39.  Tax Escalation

     (A)  For purposes hereof:

          (1) "Real Estate Taxes" shall mean all the real estate taxes and assessments imposed by any governmental authority having jurisdiction upon the Building and land upon which it is located ("Land") or any tax or assessment hereafter imposed in whole or in part in substitution for such real estate taxes and/or assessments.

          (2) "Base Year Taxes" shall mean the Real Estate Taxes as finally determined for the Base Tax Year.

Re:  18th, 19th, 20th, 21st
     and Penthouse Floors
     8 West 40th Street


          (3) "Subsequent Tax Year" shall mean any tax fiscal year commencing after the expiration of the Base Tax Year, except that Tenant shall be required to pay any increase in Real Estate Taxes under this Article 39 commencing as of July 1, 1995.

     (B) If the Real Estate Taxes for any Subsequent Tax Year during the Term exceed the Base Year Taxes (as initially imposed, if not finally determined when a payment is due pursuant to Section (C)), Tenant shall pay Landlord Tenant's Proportionate Share of such excess within fifteen (15) days after Landlord shall furnish to Tenant a statement setting forth the amount thereby due and payable by Tenant. If Real Estate Taxes are payable by Landlord to the applicable taxing authority in installments, then Landlord shall bill Tenant for Tenant's Proportionate Share of the Real Estate Taxes in corresponding installments, such that Tenant's payment is due not more than five (5) days prior to the date when Landlord is obligated to pay the Real Estate Taxes to the applicable taxing authority. If the actual amount of Real Estate Taxes are not known to Landlord as of the date of Landlord's statement, then Landlord may nevertheless bill Tenant for such installment on the basis of a good faith estimate, in which event Tenant shall pay the amount so estimated within fifteen
(15) days after receipt of such bill, subject to prompt refund by Landlord, or payment by Tenant, upon a supplemental billing by Landlord once the amount actually owed by Tenant is determined. Together with its first bill for Real Estate Taxes for any Subsequent Tax Year, Landlord shall provide Tenant with a copy of the current New York City tax bill for the Land and Building which was used in the preparation of the settlement or other reasonable proof thereof. Together with its first bill for Real Estate Taxes, Landlord shall also provide Tenant with copies of the New York City tax bills for the Land and Building for the Base Year Taxes or other reasonable proof of the Base Year.

     (C) If the Base Year Taxes ultimately are less than the Real Estate Taxes initially imposed upon the Land and the Building for the Base Tax Year, Tenant shall pay Landlord, promptly upon demand, any additional amount thereby payable pursuant to Section (B) for all applicable Subsequent Tax Years.

     (D) If Landlord receives any refund of Real Estate Taxes for any Subsequent Tax Year for which Tenant has made a payment pursuant hereto, Landlord shall (after deducting from such refund all reasonable expenses incurred in connection therewith) pay Tenant, Tenant's Proportionate Share of the net refund. If Landlord succeeds in reducing any assessed valuation for the Land and the Building prior to the billing of Real Estate Taxes for any Subsequent Tax Year, Tenant shall pay Landlord Tenant's Proportionate Share of the reasonable expenses so incurred by Landlord. Landlord shall bring a certiorari proceeding for each Subsequent Tax Year in order to attempt to reduce the assessed valuation of the Land and the Building for such year, unless Landlord, has reasonable cause not to bring a certiorari proceeding for any Subsequent Year.

     (E) If any Subsequent Tax Year is only partially within the Term, all payments pursuant hereto shall be appropriately prorated, based on the portion of the Subsequent Tax Year which is within the Term. Except as otherwise provided herein: (1) Tenant's obligation to make the payments required by Sections (B),

Re:  18th, 19th, 20th, 21st
     and Penthouse Floors
     8 West 40th Street


(C) and (D) shall survive the Expiration Date or any sooner termination of this lease; and (2) Landlord's obligation to make the payments required by Section
(D) shall survive the Expiration Date or any sooner termination of this lease.

     (F) Where a "transition assessment" is imposed by the City .of New York for any tax (fiscal) year, then the phrases "assessed valuation" and "assessments" shall mean the transition or actual assessment, whichever is lower, for that tax (fiscal) year.

40.  Expense Escalation

     (A) For all purposes of this lease "Operating Expenses" shall mean all expenses incurred by Landlord, on an accrual basis, for the operation, cleaning and maintenance of the Building and its plazas, sidewalks and curbs (collectively, "Landlord's Property"), including all expenses incurred as a result of Landlord's compliance with any of its obligations hereunder, and shall include the following items (without limitation and without duplication):

          (i) salaries, wages, medical, surgical and general welfare benefits (including group life and medical insurance) and pension payments, payroll taxes, workmen's compensation, union benefits paid by employer, unemployment insurance, social security and other similar taxes of or with respect to employees of Landlord and/or independent contractors engaged in operation and maintenance;

          (ii)  payments  made  to  independent   contractors  for  maintenance,
cleaning and/or operation;

          (iii) the cost of uniforms, including dry cleaning thereof, for employees;

          (iv) the cost of all gas, steam, heat, ventilation, air conditioning and water (including sewer rental) for public areas of the Building, together with any taxes thereon;

          (v) the cost of all rent, casualty, war risk (if obtainable), liability, excess liability, property damage, indemnification, plate glass, multi-risk and other insurance covering Landlord and/or all or any portion of Landlord's Property;

          (vi) the cost of all supplies (including cleaning supplies), tools, materials and equipment;

          (vii) the cost of all charges to Landlord for electricity consumed for the public areas of the Building and Building systems and equipment, together with any taxes thereon;

          (viii) repairs or replacements of non-capital items made by Landlord, at its expense;

          (ix) straight line depreciation or amortization (including interest at the rate of two (2%) percent in excess of the "prime rate" or "base rate" of Citibank, N .A . at the time such expenditure is made) of any expenditure for a capital improvement which results in a reduction of Operating Expenses but only to the extent of such reduction;

Re:  18th, 19th, 20th, 21st
     and Penthouse Floors
     8 West 40th Street


          (x) management fees customarily charged for similar office buildings in the Grand Central area of midtown Manhattan;

          (xi) vault, sales, use and frontage taxes;

          (xii) dues and fees for trade and industry associations relating to Land1ord's Property;

          (xiii) Building and home-office (reasonably allocable to the Building in accordance with generally acceptable accounting principles) administrative costs for bookkeeping and telephone;

          (xiv) attorney's fees and fees paid to other professionals for services rendered in connection with the maintenance and/or operation of Landlord's Property;

          (xv) any and all expenses incurred by Landlord in connection with compliance with any law, rule, order, ordinance, regulation or requirement of any governmental authority having or asserting jurisdiction or any order, rule, requirement or regulation of any utility company, insurer of Landlord or the Board of Fire Underwriters (or successor organization); and

          (xvi) any and all other expenses incurred by Landlord for operation and maintenance of Landlord's Property which are customary for similar buildings in New York City.

     (B) For purposes of this Lease, the term "Operating Expenses" shall not include:

          (i) expenses related to leasing space in the Building (including the cost of tenant improvements, leasing commissions, legal fees and advertising and promotional expenses);

          (ii) fees and disbursements of attorneys, accountants and other consultants incurred for the collection of tenant accounts, the negotiation of leases, disputes between Landlord and tenants or occupants of the Building or disputes with brokers with respect to brokerage commissions;

          (iii) the cost of electricity and other utilities and services furnished directly to the Demised Premises or to other space leased or available for lease in the Building;

          (iv) the cost of repairs or replacements incurred by reason of fire or other casualty or condemnation;

          (v) expenditures for refinancing and for mortgage debt service;

          (vi) Real Estate Taxes;

          (vii) costs and expenses otherwise includable in Operating Expenses, to the extent that Landlord is reimbursed from other sources for such costs and expenses;

          (viii) salaries, fringe benefits and bonuses for executives above the grade of building manager;

Re:  18th, 19th, 20th, 21st
     and Penthouse Floors
     8 West 40th Street


          (ix) costs incurred with respect to removal or encapsulation of asbestos and other hazardous materials;

          (x) costs incurred in the transfer or disposition of all or any part of the Building or any interest herein;

          (xi) fees or expenditures paid by Landlord to any affiliate of Landlord to the extent that such payment exceeds the amount which would have been payable in the absence of such a relationship;

          (xii) basic rent, additional rent and other charges payable by Landlord under any lease or sublease to or assumed by Landlord;

          (xiii) arbitration expenses unrelated to the operation, cleaning and maintenance of the Building or in connection with leasing space, determining rentals or resolving disputes with tenants; and

          (xiv) costs and expenses incurred in relocating tenants within the Building.

     (C) In determining the amount of the Base Operating Expenses or the Operating Expenses for any Operational Year, if less than ninety-five (95%) percent of the rentable area of the Building shall have been occupied by tenants at any time during any such year, the Base Operating Expenses or the Operating Expenses for any such Operating Year shall be adjusted to an amount equal to the like expenses which would normally be expected to be incurred had the occupancy of the Building been ninety-five (95%) percent throughout the applicable year. All such adjustments shall be made by Landlord in a reasonable and consistent manner and a copy of Landlord's calculation shall be provided to Tenant upon written request.

     (D) If Landlord is not furnishing any particular work or service (the cost of which if performed by Landlord would constitute an Operating Expenses) to a tenant who has undertaken to perform such work or service in lieu of the performance thereof by Landlord, the Operational Year Operating Expenses for each Operational Year during which such situation shall occur shall be increased by an amount equal to the additional Operating Expense which reasonably would have been incurred during such period by Landlord if it had at its own expense, furnished such service or services to such tenant. All such increases shall be computed by Landlord in a reasonable and consistent manner and a copy of Landlord's calculation shall be provided to Tenant.

     (E) In any Operational Year in which  Operational  Year Operating  Expenses
exceed  Base  Operating   Expenses,   Tenant  shall  pay  to  Landlord  Tenant's
Proportionate Share of such excess.

     (F) During or after the first Operational Year, Landlord shall forward Tenant an itemized statement prepared by Landlord's accountants ("Statement") of the Base Operating Expenses. Thereafter, during each succeeding Operational Year during the Term, Landlord shall forward to Tenant a Statement of the Operational Year Operating Expenses for the prior Operational Year and

Re:  18th, 19th, 20th, 21st
     and Penthouse Floors
     8 West 40th Street


a computation of the amount payable by Tenant pursuant to this Article for such Operational Year.

     (G) With each installment of Base Rent payable during the Operational Year 1996, Tenant shall pay Landlord the monthly sum of $750.00 on account of the amount due pursuant to this Article for such Operational Year.

          With each installment of Base Rent payable during the Term during and after the Operational Year 1997, Tenant shall pay to Landlord on account of the amount payable pursuant to this Article for the then Operational Year:

          (a) until Landlord forwards the applicable Statement for the preceding Operational Year, the amount of the monthly payment due during December of such Operational Year; and

          (b) after Landlord forwards the applicable Statement for the preceding Operational Year, one-twelfth (1/12th) of 105% of the amount payable pursuant to this Article for such preceding Operational Year.

     (H) Once Landlord forwards the applicable Statement for the preceding Operational Year, Landlord and/or Tenant, as the case may be, promptly shall make appropriate payment to the other (without interest) of any amount overpaid by Tenant or owing to Landlord for such Operational Year based on the amount due pursuant to such Statement and amounts theretofore paid by Tenant for such preceding Operational Year.

     (I) The parties' obligation to make any payment pursuant to this Article shall survive the Expiration Date or any sooner termination of this lease and shall be appropriately prorated for any Operational year which is only partially within the Term.

     (J) Each Statement given by Landlord pursuant to Section (E) shall be binding upon Tenant unless, within 180 days after its receipt of such Statement, Tenant notifies Landlord of its disagreement therewith, specifying the portion thereof with which Tenant disagrees. Pending resolution of such dispute, Tenant shall, without prejudice to its rights, pay all amounts determined by Landlord to be due, subject to prompt refund by Landlord (without interest) upon any contrary determination.

     (K) Tenant shall have the right, during the regular business hours of Landlord, on not less than five (5) days' notice, to examine the Landlord's books and records with respect to any Operating Expenses designated in accordance with the terms hereof, provided such examination is commenced within 180 days of such notice and completed within 240 days of rendition of Landlord's statements.

41.  Name of Building

     At such time as this Lease is executed by Landlord and delivered to Tenant and continuing so long as Tenant occupies at least 18,500 square feet in the Building, the Building shall be known as "The London Fog Building" and Tenant shall be permitted to install, at Tenant's expense, a non-illuminating identification

Re:  18th, 19th, 20th, 21st
     and Penthouse Floors
     8 West 40th Street


plaque at the Building entrance containing Tenant's name, subject to Landlord's prior written approval as to type, nature of appearance and location, which approval shall not be unreasonably withheld or delayed ("Tenant's Name Period"). At all other times during the Term other than Tenant's Name Period, Landlord shall have the sole right to designate and change the name of the Building. In the event Landlord grants any such consent, said installation and the maintenance thereof throughout the Term of this Lease, shall be borne at Tenant's sole cost and expense as otherwise set forth in the instant Lease herein. Approval or disapproval by Landlord shall be given within ten (10) days after written request by Tenant.

     It shall be Tenant's obligation to comply, at Tenant's sole cost and expense, with all the laws, orders, rules and regulations of governmental authorities having jurisdiction thereof in connection with the installation and maintenance of such plaque.

     In the event Landlord or Landlord's representative shall deem it necessary to remove such plaque in order to paint or to make any repairs, alterations or improvements in or upon the Building or any part thereof, Landlord shall have the right to do so, provided same be removed and promptly reinstalled when the painting, repairs, alterations or improvements have been completed, at Landlord's expense.

     Tenant shall, at all times, keep the plaque in a neat and orderly condition and in such a manner as Landlord may reasonably approve.

42.  Electricity

     (A) As an incident to this lease and as part of the Base Rent payable hereunder, Landlord shall furnish to Tenant, through transmission facilities installed by it in the Building, alternating electric current to be used by the Tenant in, or in connection with, the lighting fixtures and electrical receptacles installed in the demised premises. Landlord shall not be liable in any way to Tenant for any failure or defect in supply or character of electric current furnished to the demised premises, except where such failure or defect is attributable to the act or omission of Landlord. Landlord shall furnish and install all lighting tubes, ballasts, lamps and bulbs used in the demised premises and Tenant shall pay, promptly upon demand, Landlord's reasonable charges therefor. Tenant shall use said electric current for lighting and, insofar as applicable laws and insurance regulations permit, for operation of such equipment as is normally used in connection with the operation of a business office.

     (B) At all times during the term of this Lease, Landlord shall make available eleven (11) watts (connected load) of electrical energy per rentable square foot of the Demised Premises or the applicable Expansion Space, as the case may be to the Demised Premises (including any Expansion Space) to accommodate Tenant's Initial Installation. Tenant's use of electric current in the demised premises shall not at any time exceed the capacity of any of the electrical conductors and equipment in or otherwise serving the demised premises. Tenant shall not make or perform, or

Re:  18th, 19th, 20th, 21st
     and Penthouse Floors
     8 West 40th Street


permit the making or performing of, any alterations to wiring installations or other electrical facilities in or serving the demised premises or any substantial additions to the business machines, office equipment or other appliances which it initially uses in the demised premises which utilize electrical energy without the prior written consent of Landlord in each instance, which consent shall not be unreasonably withheld or delayed. Should Landlord grant any such consent, all additional risers or other equipment required therefor, if any, shall be installed by Landlord and the reasonable cost thereof shall be paid by Tenant promptly upon demand. As a condition to granting any such consent, Landlord may require that Tenant agree to an increase in the Electric Factor (and the Base Rent) payable hereunder by an amount which will reflect the additional electricity to be used by Tenant for its additional business machines, office equipment or other appliances. If Landlord and Tenant cannot agree thereon, such amount shall be determined by a reputable independent electrical engineer or consultant, to be selected and paid by Landlord . The findings of the consultant or engineer in all such instances shall be conclusive upon the parties. When the amount of such increase is so determined, the parties shall execute and exchange an agreement supplementary hereto to reflect the increase in the amount of the Electric Factor (and the Base Rent) payable hereunder, effective from the date such additional electricity is used by Tenant, but such increase shall be effective from such date even if such supplementary agreement is not executed.

     (C) Landlord or Tenant may, at any time, retain a reputable independent electrical engineer or consultant, mutually selected and paid by Landlord and Tenant to make a survey of the electrical wiring and power load to determine what the value would be to Tenant if it were purchasing electricity directly from the utility company at Landlord's rate schedule. If the Electric Factor (and the Base Rent) then payable hereunder does not fairly reflect such value as determined by the consultant or engineer, the Electric Factor (and the Base
Rent) shall be increased or decreased  (but not below $2.50 per rentable  square foot) by a sufficient amount such that the same shall fairly reflect such value. The findings of the consultant or engineer in all such instances shall be conclusive upon the parties. When the amount of such value is so determined, the parties shall execute and exchange an agreement supplementary hereto to reflect any appropriate increase or decrease in the amount of the Electric Factor (and the Base Rent) payable hereunder, effective from the date of such survey.

     (D) If any tax is imposed upon Landlord in connection with the furnishing of electric current to Tenant by any Federal, State or Local Government subdivision or authority, Tenant shall pay Landlord an amount equal to such tax, where permitted by law.

     (E) If, subsequent to the Base Electric Date, the public utility rate schedule or any portion of the charge for the supply of electric current to the Building is increased, or decreased or such rate schedule is superseded by another rate schedule, the Electric Factor (and the Base Rent) shall be increased or decreased by the percentage of increase or decrease in Landlord's cost for purchasing electricity for the Building provided, however, that in no event shall the Electric Factor be reduced to less than the amount set forth in
Article 37, as such amount may be increased from time to time as a result of the addition of space to the

RE:  18th, 19th, 20th, 21st
     and Penthouse Floors
     8 West 40th Street


premises initially demised by this lease. If Landlord and Tenant cannot agree thereon, the amount of such adjustment shall be determined by a reputable independent electrical engineer or consultant, to be selected and paid by Landlord . The findings of the consultant or engineer, in all such instances, shall be conclusive upon the parties. Whenever the amount of any such adjustment is so determined, the parties shall execute and exchange an agreement supplementary hereto to reflect such adjustment in the amount of the Electric Factor (and the Base Rent) payable hereunder, effective from the effective date of such increase, decrease or change in such rate schedule or charge, but such adjustment shall be effective from such date whether or not a supplementary agreement is executed.

     (F) Anything in this Article to the contrary notwithstanding, if Tenant disputes any determination made by Landlord's electrical consultant or engineer ("Landlord's Electrical Consultant"), Tenant may challenge such determination only (but not any prior determination of Landlord's Consultant), within one hundred twenty (120) days after receipt thereof (time being of the essence), by submitting a different computation of the percentage of increase or decrease, if made pursuant to subsection (B) or (E), or by submitting a contrary survey, if made pursuant to subsection (C), made by Tenant's reputable independent electrical engineer or consultant ("Tenant's Electrical Consultant"), which shall be paid by Tenant. If Landlord's Electrical Consultant and Tenant's Electrical Consultant agree on a determination, such agreement shall be conclusive upon the parties. If Landlord's Electrical Consultant and Tenant's Electrical Consultant cannot agree, they shall select a third reputable independent electrical engineer or consultant to be paid equally by both parties, to make a binding determination with respect to such dispute. If Landlord's Electrical Consultant and Tenant's Electrical Consultant cannot agree upon a third electrical engineer or consultant, within thirty (30) days, upon the application of either party the same shall be selected by the Presiding Judge of the Appellate Division of the Supreme Court of the State of New York, First Department. No delay in the resolution of any such dispute shall affect the effective date of any such determination.

     (G) In no event shall the Base Rent be less than the Net Rent.

     (H) Landlord reserves the right to discontinue furnishing electric current to Tenant in the demised premises at any time upon not less than thirty (30) days' written notice to Tenant (or such longer period as Tenant reasonably requires to arrange for direct electrical service from the public utility company furnishing electric current to the Building), provided that Landlord also discontinues furnishing electric current to substantially all other similarly situated tenants in the Building. In addition, Tenant shall have the right, at any time upon not less than thirty (30) days prior written notice to Landlord, to arrange to obtain electric current directly from the public utility company furnishing electric current to the Building. If either party exercises such right of termination, this lease shall continue in full force and effect and shall not be affected thereby, except that, from and after the effective date of such termination, Landlord shall not be obligated to furnish electric current to Tenant and the Base Rent payable hereunder shall be reduced to and become the Net Rent. If

Re:  18th, 19th, 20th, 21st
     and Penthouse Floors
     8 West 40th Street


such electric service is so discontinued, Tenant shall arrange to obtain electric current directly from the public utility company furnishing electric current to the Building. Such electric current may be furnished to Tenant by means of the then existing Building system feeders, risers and wiring to the extent that the same are available, suitable and safe for such purposes. All meters and additional panel boards, feeders, risers, wiring and other conductors and equipment which may be required to obtain electric current directly from such public utility company shall be installed and maintained by Tenant, at its expense.

     (I) Tenant shall pay to Landlord a sum equal to one-twelfth (1/12th) of the Electric Factor (the "Interim Electric Charge") on or after the later to occur of July 1, 1994 or the date Tenant commences construction in the Demised Premises ("Electrical Commencement Date") and on the first day of each calendar month thereafter until the Rent Commencement Date, as additional rent representing the charge for electricity consumed within the demised premises for such period. If the Electrical Commencement Date occurs on a date other than the first day of a calendar month, the Interim Electric Charge for such month shall be an amount equal to such portion of the Interim Electric Charge as the number of days from and including the Commencement Date bears to the total number of days in such calendar month.

43.  Restrictions on Use

     (A) Anything in Article 2 to the contrary notwithstanding, Tenant shall not use or permit all or any part of the demised premises to be used for the: (1) storage for purpose of sale of any alcoholic beverage in the demised premises;
(2) storage for retail sale of any product or material in the demised  premises;
(3) conduct of a manufacturing, printing or electronic data processing business, except that Tenant may operate business office reproducing equipment, electronic data processing equipment and other business machines for Tenant's own requirements (but shall not permit the use of any such equipment by or for the benefit of any party other than Tenant); (4) rendition of any health or related services, conduct of a school or conduct of any business which results in the presence of the general public in the demised premises; (5) conduct of the business of an employment agency or executive search firm; (6) conduct of any public auction, gathering, meeting or exhibition; (7) conduct of a stock brokerage office or business; and (8) occupancy of a foreign, United States, state, municipal or other governmental or quasi-governmental body, agency or department or any authority or other entity which is affiliated therewith or controlled thereby.

     (B) Tenant shall not use or permit all or any part of the demised premises to be used so as to impair the Building's character or dignity or impose any unreasonable additional burden upon Landlord in its operation.

     (C) Tenant shall not obtain or accept for use in the demised premises ice, drinking water, food, beverage, towel, barbering, boot blacking, floor polishing, lighting maintenance, cleaning or other similar services from any party not theretofore approved by the Landlord (which party's charges shall not be

Re:  18th, 19th, 20th, 21st
     and Penthouse Floors
     8 West 40th Street


excessive). Such services shall be furnished only at such hours, in such places within the demised premises and .pursuant to such regulations a Landlord reasonably prescribes. Nothing contained in the foregoing shall prevent Tenant or its employees from bringing into the Building for consumption therein food or beverages purchased outside the Building.

44.  Assignment, Etc.

     Supplementing Article 11:

     (A) Tenant shall neither: (i) publicly advertise to assign, sublet or permit the occupancy of all or any part of the demised premises at a rental rate less than the rental rate at which Landlord is then offering to lease comparable space in the Building (provided that such rental may be indicated in flyers circulated to the brokerage community); or (ii) assign this lease to or sublet to or permit the occupancy of all or any part of the demised premises by any other party which is then a tenant, subtenant, licensee or occupant of any space in the Building or which has negotiated with Landlord for space in the Building within the two (2) month period preceding the date of Landlord's receipt of Tenant's Notice pursuant to Section (B).

     (B) If Tenant wishes to assign this lease (a transfer of more than a fifty (50%) percent beneficial interest in Tenant, whether such transfer occurs at one time, or in a series of related transactions, and whether of stock, partnership interest or otherwise, by any party in interest being deemed an assignment of this lease, except where such transfers occur through trades on a recognized stock exchange or on the "over-the-counter" market), sublet all or any part of the demised premises or permit the demised premises to be occupied by any other party, Tenant shall first notify Landlord ("Tenant's Notice"), specifying the name of the proposed assignee, sublessee or occupant, the name of and character of its business, the terms of the proposed assignment, sublease or occupancy (including, without limitation, the commencement and expiration dates thereof) and current information as to the financial responsibility and standing of the proposed assignee, sublease or occupant and shall provide Landlord with such other information as it reasonably requests. If only a portion of the demised premises (not constituting an entire floor of the Building) is to be so sublet or occupied, Tenant's Notice shall be accompanied by a reasonably accurate floor plan, indicating such portion. The portion of the demised premises to which such proposed assignment, sublease or occupancy is to be applicable is hereinafter referred to as the "Space"

     (C) In the event Tenant desires to assign its lease or sublet all of the demised premises for the entire balance of the term of the Lease, Landlord may, within twenty (20) days after its receipt of Tenant's Notice, by notice to Tenant ("Landlord's Notice"), require Tenant to (i) sublease the demised premises to Landlord or its nominee, on the terms set forth in Section (D), or
(ii) terminate this lease as of the proposed commencement date for such assignment, sublease or occupancy. If Tenant desires to sublet all of the demised premises for less than the entire balance of the term of the Lease or if Tenant desires to sublet a portion of the demised premises or if Landlord fails to exercise the

Re:  18th, 19th, 20th, 21st
     and Penthouse Floors
     8 West 40th Street


options set forth in this Section (C), Landlord shall not unreasonably withhold its consent to the proposed assignment, sublease or occupancy, but such consent shall be deemed of no effect if such assignment, sublease or occupancy is not consummated substantially upon the terms set forth in Tenant's Notice and within sixty (60) days after such consent is given.

     (D) If Landlord requires Tenant to execute a sublease ("Sublease") pursuant to clause (C) (i), the Sublease shall be upon the terms set forth in Tenant's Notice, except for such terms thereof as are inapplicable and except that: (i) the subtenant under the Sublease shall have the unrestricted right to assign the Sublease or any interest therein, to further sublet all or any part of the demised premises and/or to make any alterations, decorations, additions or improvements in and to the demised premises (all or any part of which may be removed, at Landlord's option, at any time, provided Landlord repairs all damage caused by such removal); (ii) the Sublease shall provide that the termination of this lease by merger is not thereby intended; and (iii) at the expiration of the Sublease, the demised premises shall be returned to Tenant as then existing (and Tenant, in turn, shall have the right to return the demised premises to Landlord as then existing). Landlord shall hold Tenant harmless from any claims, etc. relating to the demised premises during the term of the sublease; also, Landlord shall include Tenant as an additional insured under its insurance policies covering the demised premises during the term of the sublease.

     (E) Anything herein to the contrary notwithstanding, Tenant may not assign this Lease or sublet all or any part of the demised premises prior to the expiration of the first year of the Term.

     (F) No assignment of this lease shall be effective unless and until Tenant delivers to Landlord duplicate originals of the instrument of assignment (wherein the assignee assumes the performance of Tenant's obligations under this lease) and any accompanying documents.

     (G) In the event of any such assignment, Landlord and the assignee may modify this lease in any manner, without notice to Tenant or Tenant's prior consent, without thereby terminating Tenant's liability for the performance of its obligations under this lease, except that any such modification which, in any way, increases any of such obligations shall not, to the extent of such increase only, be binding upon Tenant.

     (H) No sublease of all or any part of the demised premises (except a Sublease) shall be effective unless and until Tenant delivers to Landlord duplicate originals of the instrument of sublease (containing the provision required by Section (I)) and any accompanying documents. Any such sublease shall be subject and subordinate to this lease.

     (I) Any such sublease shall contain substantially the following provisions:

          (i) "In the event of a default under any underlying lease of all or any portion of the premises demised hereby which results in the termination of such lease, the

Re:  18th, 19th, 20th, 21st
     and Penthouse Floors
     8 West 40th Street


subtenant hereunder shall, at the option of the lessor under any such lease ("Underlying Lessor"), attorn to and recognize the Underlying Lessor as landlord hereunder and shall, promptly upon the Underlying Lessor's request, execute and deliver all instruments necessary or appropriate to confirm such attornment and recognition. Notwithstanding such attornment and recognition, the Underlying Lessor shall not (i) be liable for any previous act or omission of the landlord under this sublease, (ii) be subject to any offset, not expressly provided for in this sublease, which shall have accrued to the subtenant hereunder against said landlord, or (iii) be bound by any modification of this sublease or by any prepayment of more than one month's rent, unless such modification or prepayment shall have been previously approved in writing by the Underlying Lessor. The subtenant hereunder hereby waives all rights under any present or future law to elect, by reason of the termination of such underlying lease, to terminate this sublease or surrender possession of the premises demised hereby."

          (ii) "This sublease may not be assigned or the premises demised hereunder further sublet, in whole or in part, without the prior written consent of the Underlying Lessor."

     (J) Landlord's consent to any assignment or sublease shall neither release Tenant from its liability for the performance of Tenant's obligations hereunder during the balance of the Term nor constitute its consent to any (i) further assignment of this lease or of any permitted sublease or (ii)further sublease of all or any portion of the premises demised hereunder or under any permitted sublease, but such consent shall not be unreasonably delayed or withheld provided that the proposed further assignment or further sublease satisfies all of the requirements therefor set forth in this Lease. If a sublease to which Landlord has consented is assigned or all or any portion of the premises demised thereunder is sublet without the consent of Landlord in each instance obtained, Tenant shall immediately terminate such sublease, or arrange for the termination thereof, and proceed expeditiously to have the occupant thereunder dispossessed.

     (K) Tenant shall pay to Landlord, promptly upon demand therefor, all reasonable out-of-pocket costs and expenses (including, without limitation, reasonable attorneys' fees and disbursements) incurred by Landlord in connection with any assignment of this lease or sublease of all or any part of the demised premises.

     (L) If Landlord shall give its consent to any assignment of this lease or to any sublease or if Tenant shall otherwise enter into any assignment or sublease permitted hereunder, Tenant shall, in consideration therefor, pay to Landlord, as and when payable to Tenant:

          (i) in the case of an assignment, fifty (50%) percent of all sums and other considerations paid to Tenant by the assignee for or by reason of such assignment (including, but not limited to, sums paid for the sale of Tenant's leasehold improvements, after deduction of all reasonable and customary expenses incurred by Tenant in connection with the assignment, including, without limitation, advertising expenses, brokerage commissions and legal fees and disbursements); and

Re:  18th, 19th, 20th, 21st
     and Penthouse Floors
     8 West 40th Street


          (ii) in the case of a sublease, fifty (50%) percent of the amount, if any, by which (1) any rents, additional charges or other consideration payable under the sublease to Tenant by the subtenant (including, but not limited to, sums paid for the sale or rental of Tenant's leasehold improvements, after deduction of (a) all reasonable and customary expenses incurred by Tenant in connection with the sublease, including, without limitation, advertising expenses, brokerage commissions and legal fees and disbursements and (b) the cost of any rent concessions and construction allowances granted to the subtenant) exceeds (2) the Base Rent and additional rent accruing during the term of the sublease in respect of the Space (at the rate per square foot payable by Tenant hereunder) pursuant to the terms of this lease.

     (M) Assignment to an Affiliate with Assumption

     Notwithstanding the provisions contained in Articles 11 and this Article 44 herein, and provided Tenant is not in default under the terms and provisions of the Lease, Tenant shall have the right to assign this Lease or sublet the Demised Premises to any corporation into or with which Tenant may be merged or consolidated or to any corporation which shall be an affiliate, subsidiary, parent or successor of Tenant or of a corporation into or with which Tenant may be merged or consolidated or to a partnership, the majority interest of which shall be owned by stockholders of Tenant or of any such corporation. For the purpose of this Article "subsidiary" or "affiliate" or a "successor" of Tenant shall mean the following:

     (a) An "affiliate" shall mean any corporation which, directly or indirectly, controls or is controlled by or is under common control with Tenant. For this purpose, "control" shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such corporation, whether through the ownership or voting securities or by contract or otherwise;

     (b) A "subsidiary" shall mean any corporation not less than 50% of whose outstanding stock shall, at the time, be owned directly or indirectly by Tenant;

     (c) A "successor" of Tenant shall mean:

          (i) a corporation in which or with which Tenant, its corporate successors or assigns, is merged or consolidated, in accordance with applicable statutory provisions for merger or consolidation of corporations, provided that by operation of law or by effective provisions contained in the instruments of merger or consolidation, the liabilities of the corporations participating in such merger or consolidation are assumed by the corporation surviving such merger or created by such consolidation, or

          (ii) a corporation acquiring this Lease and the term hereby demised and a substantial portion of the property and assets of Tenant, its corporate successors or assigns,or

          (iii) any corporate successor to a successor corporation becoming such by either of the methods described in (i) or (ii), provided that on the completion of such merger, consolidation, acquisition or assumption, the successor shall have a net

Re:  18th, 19th, 20th, 21st
     and Penthouse Floors
     8 West 40th Street


worth no less than Tenant's net worth immediately prior to such merger, consolidation, acquisition or assumption.

Acquisition by Tenant, its corporate successors or assigns, of a substantial portion of the assets, together with the assumption of all or substantially all the obligations and liabilities of any corporation, shall be deemed a merger of such corporation into Tenant for purpose of this Article.

45.  Base Rent and Possession

     (A) The basic annual rental (Base Rent) due and payable under this Lease as provided on page 1 of the sleeve herein shall be as follows:

          (a) for the period commencing October 1, 1994 through and including September 30, 1997 at an annual rental rate of Six Hundred Eighty-four Thousand and 00/100 ($684,000.00) Dollars;

          (b) for the period commencing October 1, 1997 through and including September 30, 2001 at an annual rental rate of Seven Hundred Fifty-six Thousand and 00/100 ($756,000.00) Dollars; and

          (c) for the period commencing October 1, 2001 through and including September 30, 2004 at an annual rental rate of Eight Hundred Twenty-eight Thousand and 00/100 ($828,000.00) Dollars.

     (B) For the period commencing October 1, 2004 through and including September 30, 2009, the Base Rent shall be at the annual rental rate equivalent to ninety (90%) percent of the annual fair market rentable value, which fair market rental value shall be agreed upon by the parties by on or before April 1, 2004 or failure of the parties to so agree, then such fair market value shall be determined by arbitration as hereinafter set forth.

     (C) For the purposes of this Article, the annual fair market rental value of the Demised Premises shall be deemed to be the rental which a third party who wished to lease the Demised Premises for its own use and occupancy (highest and best use as Executive Offices and Showrooms) would pay the Owner of the Building of which the Demised Premises form a part, and which the Owner would accept, taking into consideration the following factors among others: (a) that Tenant will not receive any "free-rent", construction allowance or other rent concessions; (b) that Tenant will be required to pay, during the term of the Lease, its proportionate share of Real Estate Taxes and other escalations on the basis of the base years set forth in Paragraph (E) below and as otherwise set forth in this Lease and to perform the other obligations of Tenant under this Lease; (c) that a reduced brokerage commission will be payable in connection with the Lease transaction; (d) that Tenant shall not incur any moving or equipment relocation expenses by reason of its leasing the Demised Premises during the extended period involved herein; (e) that Landlord will be able to rent the demised premises without incurring the usual expenses of locating a new tenant and without any "down time" (i.e., time between the expiration of the old lease



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Re:  18th, 19th, 20th, 21st
     and Penthouse Floors
     8 West 40th Street


and the start of the new lease); and (f) in no event, however, shall the annual Base Rent and additional rental due and payable under this Lease during the period October 1, 2004 through September 30, 2009, be less than the annual Base Rent and additional rent due and payable hereunder for the annual period ending on September 30, 2004, regardless of whether the annual fair market rental is determined by agreement between the parties or by arbitration. .

     (D) In the event that the parties are unable to agree on the fair market rental value by no later than April 1, 2004, either Landlord or Tenant may initiate the arbitration procedure specified in Article 61 below, by giving written notice to that effect and designating its arbitrator. Landlord and Tenant agree to cooperate so that any final determination by arbitration can be made expeditiously. When the fair market rental value of the Demised Premises is to be determined by agreement or arbitration in the circumstances described in this Article, such fair market rental value of the Demised Premises shall be as of October 1, 2004. In the event that a final determination of the fair market rental value has not been made or agreed upon on or before October 1, 2004, Tenant shall continue to pay its Base Rent and additional rent in the amount then in effect on September 30, 2004. Thereafter, once the fair market rental value is determined, Tenant shall pay to Landlord, within fifteen (15) days of its receipt of a statement therefor from Landlord, all amounts for the period from October 1, 2004 to the date of determination which would have been paid by Tenant, as Base Rent and additional rent, in excess of the Base Rent and additional rent actually paid by Tenant, if such fair market rental value, as finally determined, had been agreed upon or determined as of October 1, 2004.

     (E) Once the fair market rental value is determined, either by agreement between the parties or by arbitration as set forth above, Tenant shall thereafter continue to pay the escalations as set forth in Articles 39 and 40 and elsewhere in the instant Lease herein, except that the Taxes for the Base Year referred to in Article 39(A) (3) shall mean the Real Estate Taxes, as finally determined, for the fiscal years beginning July 1, 2004 and ending June 30, 2005 and July 1, 2005 through June 30, 2006, and the Base Operating Expenses referred to in Article 37(C) shall mean the Operating Expenses incurred for the calendar year 2005.

     (F) Notwithstanding the provisions of subparagraph (A) (a) above, Tenant shall be permitted to occupy the Demised Premises at such time as this Lease is executed and exchanged between Landlord and Tenant. At such time as Tenant occupies the Demised Premises for any reason whatsoever, Tenant shall otherwise comply with all the other terms and provisions of this Lease, except as otherwise set forth in this Articles 45 and 64 and elsewhere in this Lease, provided however, that Tenant's obligation to commence paying monthly Base Rent shall not commence until the Rent Commencement Date.

46.  Broker

     Landlord and Tenant each represent that it has dealt with no broker in connection with the negotiations for the execution of

Re:  18th, 19th, 20th, 21st
     and Penthouse Floors
     8 West 40th Street


this Lease, except JULIEN J. STUDLEY, INC. and JACK RESNICK & SONS, INC.

     Landlord and Tenant each represent that it has dealt only with the aforementioned brokers in connection with this Lease and Landlord shall pay the Brokers' commission therefor pursuant to separate agreement. Each party shall indemnify the other party against any liability and expense (including reasonable attorney's fees) for any other claims for brokerage commission or finder's fee based on alleged actions of such party or its agents or representatives. Landlord's and Tenant's liability hereunder shall survive any expiration or termination of this Lease.

47.  Building Directory

     (A) Landlord shall, upon Tenant's request, list on the Building's directory ("Directory") the names of the Tenant, any assignee or subtenant or any other party occupying any part of the demised premises pursuant hereto and their officers or employees, provided the number of Directory lines so provided by Landlord does not exceed Tenant's Proportionate Share of the Directory's capacity.

     (B) The listing of any party's name other than Tenant's shall neither grant such party any right or interest in this lease and/or the demised premises nor constitute Landlord's consent to any assignment or sublease to or occupancy by such party. Such listing may be terminated by Landlord at any time, without prior notice. The initial listing(s) in the Directory shall be provided by Landlord without charge to Tenant. Thereafter, Tenant shall pay Landlord's standard fee (which shall be reasonable) for any work performed in connection with any additions, deletions or changes to the Directory.

48.  Exculpatory Clause

     (A) Anything herein to the contrary notwithstanding, the liability of Landlord and the partners of Landlord for negligence, failure to perform lease obligations or otherwise under or in connection with this lease shall be limited to their respective interests in the Land and Building. Tenant shall neither seek to enforce nor enforce any judgment or other remedy against any other asset of Landlord, any partner of Landlord or any party that holds any interest in Landlord.

     (B) In any claim made by Tenant against Landlord alleging that Landlord has acted unreasonably where Landlord had an obligation to act reasonably, Tenant's sole and exclusive recourse against landlord shall be an action seeking specific performance of Landlord's obligations under this lease.

49.  Submission to Jurisdiction, Etc.

     (A) This lease shall be deemed to have been made in New York County, New York, and shall be construed in accordance with the laws of the State of New York. All actions or proceedings relating, directly or indirectly, to this lease shall be litigated

Re:  18th, 19th, 20th, 21st
     and Penthouse Floors
     8 West 40th Street


only in courts located within the County of New York. Landlord, Tenant, any guarantor of the performance of Tenant's obligations hereunder ("Guarantor") and their successors and assigns hereby subject themselves to the jurisdiction of any state or federal court located within such county, waive the personal service of any process upon them in any action or proceeding therein and consent that such process be served by certified or registered mail, return receipt requested, directed to the Landlord or Tenant and/or any successor at its address hereinabove set forth, to Guarantor and any successor at the address set forth in the instrument of guaranty and to any assignee at the address set forth in the instrument of assignment. Such service shall be deemed made two days after such process is so mailed.

     (B) Whenever any default by Tenant beyond any applicable notice and cure period causes Landlord to incur attorneys' fees and/or any other costs or expenses, Tenant agrees that it shall pay and/or reimburse Landlord for such reasonable fees, costs or expenses within ten (10) days after being billed therefor.

     (C) If any monies owing by Tenant under this lease are paid more than fifteen (15) days after the date such monies are payable pursuant to the provisions of this lease, Tenant shall pay Landlord interest thereon, at nine (9%) percent per annum, for the period from the date such monies were payable to the date such monies are paid.

     (D) The submission of this lease to Tenant shall not constitute an offer by Landlord to execute and exchange a lease with Tenant and is made subject to Landlord's acceptance, execution and delivery thereof.

50.  Modifications Requested by Mortgagee

     (A) If any prospective mortgagee of the Land, Building or any leasehold interest therein requires, as a condition precedent to issuing its loan, the modification of this lease in such manner as does not lessen Tenant's rights or increase its obligations hereunder except to a de minimis extent, Tenant shall not unreasonably delay or withhold its consent to such modification and shall execute and deliver such confirming documents therefor as such mortgagee requires.

     (B) In the event of the enforcement by Mortgagee of any of its remedies provided for by law or under the Mortgage, Tenant agrees that, on the request of Mortgagee or any person succeeding to the interest of Landlord as a result of such enforcement, to automatically become the tenant of any such successor in interest without any change in the terms or other provisions of this lease; provided, however, that any such successor in interest shall not be (i) bound by any payment of rent or additional rent for more than one month in advance; (ii) bound by any amendment or modification of this lease entered into subsequent to such party becoming a Mortgagee or successor in interest, made without the consent of Mortgagee or such successor in interest; (iii) liable for any act or omission of any prior landlord; or (iv) subject to any offset or defenses which Tenant may have against any prior landlord. Upon the request by any such successor in interest, Tenant agrees to



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Re:  18th, 19th, 20th, 21st
     and Penthouse Floors
     8 West 40th Street


execute and deliver an instrument or instruments confirming such attornment.

51.  "As Is"

     Supplementing Article 21 the demised premises shall be leased to Tenant in their "as is" condition on the date hereof, reasonable wear and tear excepted, and Landlord shall not be required to perform any work to prepare the demised premises for Tenant's occupancy other than as set forth in Article 65 below. The taking of possession of the demised premises by Tenant shall be conclusive evidence as against Tenant that, at the time such possession was so taken, the demised premises were in good and satisfactory condition except (a) as notified by Tenant to Landlord within thirty (30) days of its taking of possession of the demised premises or (b) latent structural defects or defects which cannot then be determined due to the season of the year.

52.  Insurance

     During the Term Tenant shall pay for and keep in force general liability policies in standard form protecting against any and all liability occasioned by accident or occurrence, subject to customary exclusions, such policies to be written by recognized and well-rated insurance companies authorized to transact business in the State of New York. The minimum limits of liability shall be a combined single limit with respect to each occurrence in an amount of not less than $5,000,000 for injury (or death) and damage to property. If at any time during the Term it appears that public liability or property damage limits in the City of New York for premises similarly situated, due regard being given to the use and occupancy thereof, are higher than the foregoing limits, then, at the written request of Landlord, Tenant shall increase the foregoing limits accordingly. Landlord shall be named as an additional insured in the aforesaid insurance policies and the policies shall provide that Landlord shall be afforded thirty days prior notice of cancellation of said insurance. Tenant shall deliver certificates of insurance evidencing such policies. All premiums and charges for the aforesaid insurance shall be paid by Tenant and if Tenant shall fail to make such payment when due, Landlord may make it and the amount thereof shall be repaid to Landlord by Tenant on demand and the amount thereof may, at the option of Landlord, be added to and become a part of the additional rent payable hereunder. Tenant shall not violate or permit to be violated any condition of any of said policies and Tenant shall perform and satisfy the requirements of the companies writing such policies.

53.  Bankruptcy

     Without limiting any of the provisions of Articles 16, 17 or 18 hereof, if pursuant to the Bankruptcy Code, as the same may be amended, Tenant is permitted to assign this lease in disregard of the obligations contained in Articles 11 and 44 hereof, Tenant agrees that adequate assurance of future performance by the assignee permitted under such Code shall mean the deposit of cash security with Landlord in an amount equal to the sum of one year's Base Rent then reserved hereunder, plus an amount equal to all

Re:  18th, 19th, 20th, 21st
     and Penthouse Floors
     8 West 40th Street


additional rent payable under this lease for the calendar year preceding the year in which such assignment is intended to become effective, which deposit shall be held by Landlord, without interest, for the balance of the Term as security for the full and faithful performance of all of the obligations under this lease on the part of Tenant yet to be performed. If Tenant receives or is to receive any valuable consideration for such an assignment of this lease, such consideration, after deducting therefrom (A) the brokerage commissions, if any, and other expenses reasonably incurred by Tenant for such assignment and (B) any portion of such consideration reasonably designated by the assignee as paid for the purchase of Tenant's property in the demised premises, shall be and become the sole and exclusive property of Landlord and shall be paid over to Landlord directly by such assignee. In addition, adequate assurance shall mean that any such assignee of this lease shall have a net worth, exclusive of good will, equal to at least fifteen (15) times the aggregate of the Base Rent reserved hereunder, plus all additional rent for the preceding calendar year as aforesaid.

54.  Local Law 5

     Supplementing Article 6,

     (A) All work performed or installations made by Tenant (or by Landlord at Tenant's request and expense) in and to the demised premises shall be done in a fashion such that the demised premises and the Building shall be in compliance with the requirements of Local Law 5 of 1973 of The City of New York, as then in effect ("Local Law 5"). The foregoing shall include, without limitation, (i) compliance with the compartmentalization requirements of Local Law 5, (ii) relocation of existing fire detection devices, alarm signals and/or communication devices necessitated by the alteration of the demised premises, and (iii) installation of such additional fire control or detection devices as may be required by applicable governmental or quasi-governmental rules, regulations or requirements (including, without limitation, any requirements of the New York Board of Fire Underwriters) as a result of Tenant's manner of use of the demised premises. In addition, Tenant shall cause the demised premises to be connected to the Building Class "E" system and arrange to have the demised premises and Tenant added to the "Class E" computer.

     (B) Landlord shall not be responsible for any damage to Tenant's fire control or detection devices (except for damage caused by Landlord) nor shall Landlord have any responsibility for the maintenance or replacement thereof. Tenant shall indemnify Landlord from and against all loss, damage, cost, liability or expense (including, without limitation, reasonable attorneys' fees and disbursements, but not including special or consequential damages) suffered or incurred by Landlord by reason of the installation and/or operation of any such devices.

     (C) All work and installations required to be undertaken by Tenant pursuant to this Article shall be performed at Tenant's sole cost and expense and in accordance with plans and specifications and by contractors previously approved by Landlord, which approval shall not be unreasonably withheld or delayed.

Re:  18th, 19th, 20th, 21st
     and Penthouse Floors
     8 West 40th Street


     (D) The fact that Landlord shall have heretofore consented to any installations or alterations made by Tenant in the demised premises shall not relieve Tenant of its obligations pursuant to this Article with respect to such installations or alterations.

55.  Tenant's Alterations

     (A) Tenant shall not make or perform, or permit the making or performance of, any alterations, installations, improvements, additions or other physical changes (except decorative changes) in or about the demised premises (collectively, "Alterations") without Landlord's prior consent. Landlord agrees not to unreasonably withhold its consent to any Alterations which are nonstructural or for the staircases between Tenant's floors, or which do not affect the Building's systems and facilities proposed to be made by Tenant to adapt the demised premises for those business purposes permitted by Article 2 hereof, provided that such Alterations, do not affect any part of the Building other than the demised premises or for the staircases between Tenant's floors, do not adversely affect any service required to be furnished by Landlord to Tenant or to any other tenant or occupant of the Building and do not reduce the value or utility of the Building. Except as otherwise provided herein, all Alterations(including the staircases and bathrooms located on Tenant's floors) shall be done at Tenant's expense and at such times and in such manner as Landlord may from time to time reasonably designate pursuant to the conditions for Alterations prescribed by Landlord for the Building and shall comply with all laws, ordinances, orders, rules and regulations of each and every department and bureau of the City and State of New York and of the United States of America, and any other lawful authority asserting jurisdiction in the premises, including, but not limited to, compliance with the Americans With Disabilities. Act of 1990, as same may be amended from time to time ("ADA") and shall reimburse Landlord for any reasonable expenses incurred on account of the failure by Tenant to comply with any such requirements and promptly after completion of any work Tenant shall obtain and furnish to Landlord all required sign-offs, and any reasonable expenses so incurred by Landlord as aforesaid shall be deemed additional rent under this Lease and due and payable by Tenant to Landlord on the first day of the month immediately following the payment and request of the same by Landlord.

          Except as set forth above, it shall be Landlord's responsibility to comply with ADA as same relates to access to the Building and the common areas of the Building.

     Prior to making any Alterations, Tenant (i) shall submit to Landlord detailed plans and specifications (including layout, architectural, mechanical and structural drawings) for each proposed Alteration and shall not commence any such Alteration without first obtaining Landlord's approval of such plans and specifications, (ii) shall, at its expense, obtain all permits, approvals and certificates required by any governmental or quasi- governmental bodies, and
(iii) shall furnish to Landlord duplicate original policies of worker's compensation insurance (covering all persons to be employed by Tenant, and Tenant's contractors and subcontractors in connection with such Alteration) and comprehensive public liability (including property damage coverage)

Re:  18th, 19th, 20th, 21st
     and Penthouse Floors
     8 West 40th Street


insurance in such form, with such companies, for such periods and in such amounts as Landlord may reasonably require, naming Landlord and its agents as additional insureds. Upon completion of such Alteration, Tenant, at Tenant's expense, shall obtain certificates of final approval of such Alteration required by any governmental or quasi-governmental bodies and shall furnish Landlord with copies thereof and shall, within thirty (30) days of such completion, deliver a set of final "as built" drawings to Landlord reflecting the Alteration. All
Alterations shall be made and performed in accordance with the Rules and Regulations; all materials and equipment to be incorporated in the demised premises as a result of all Alterations shall be new and first quality; no such materials or equipment shall be subject to any lien, encumbrance, chattel mortgage, title retention or security agreement. Tenant shall not, at any time prior to or during the Term, directly or indirectly employ, or permit the employment of, any contractor, mechanic or laborer in the demised premises, whether in connection with any Alteration or otherwise, if, in Landlord's sole discretion, such employment will interfere or cause any conflict with other contractors, mechanics or laborers engaged in the construction, maintenance or operation of the Building by Landlord, Tenant or others. In the event of any such interference or conflict, Tenant, upon demand of Landlord, shall cause all contractors, mechanics or laborers causing such interference or conflict to leave the Building immediately. Notwithstanding anything contained herein to the contrary, Landlord's approval to Tenant's plans and specifications shall be deemed granted if Landlord fails to respond within seven (7) business days after submission of complete plans and specifications, provided that along with such complete submission for approval, Tenant notifies Landlord, in writing, using bold lettering that Landlord's failure to respond within seven (7) business days will be deemed approval of the submitted plans and specifications.

     (B) No approval of any plans or specifications by Landlord or consent by Landlord allowing Tenant to make any Alterations or any inspection of Alterations made by or for Landlord shall in any way be deemed to be an agreement by Landlord that the contemplated Alterations comply with any legal requirements or insurance requirements or the certificate of occupancy for the Building nor shall it be deemed to be a waiver by Landlord of the compliance by Tenant of any provision of this lease.

     (C) Tenant shall promptly reimburse Landlord for all reasonable out-of-pocket fees, costs and expenses including, but not limited to, those of attorneys, architects and engineers, incurred by Landlord in connection with inspecting the Alterations, including Tenant's inter-floor staircases, to determine whether the same are being or have been performed in accordance with the approved plans and specifications therefor and with all legal requirements and insurance requirements, provided, however, such amount shall not exceed $1,000 if such Alterations consist of non-structural improvements and the staircases.

56.  Estoppel Certificate

     Either party shall, at any time, and from time to time, upon at least fifteen (15) days' prior notice from the other party, shall execute, acknowledge and deliver to the requesting party,

Re:  18th, 19th, 20th, 21st
     and Penthouse Floors
     8 West 40th Street


and/or to any other person, firm or corporation specified by Landlord or Tenant ("Recipient"), a statement prepared by the Recipient or requesting party certifying that this lease is unmodified and in full force and effect (or, if there have been modifications, that the same is in full force and effect modified and stating the modifications), stating the dates to which the Base Rent and additional rent have been paid, stating whether or not there exists any defaults by Landlord or Tenant under this lease and, if so, specifying each such default and any other matters reasonably requested by Landlord, Tenant or the Recipient.

57.  Holdover

     In the event Tenant shall hold over for more than sixty (60) days after the expiration of the Term, the parties hereby agree that Tenant's occupancy of the demised premises after the expiration of the Term shall be upon all of the terms set forth in this lease, except Tenant shall pay as use and occupancy charge for the holdover period an amount equal to the higher of (A) an amount equal to one and one-half (1-1/2) times the sum of (i) the pro rata Base Rent payable by Tenant during the last year of the Term and (ii) all monthly installments of additional rent payable by Tenant pursuant to the terms of this lease that would have been billable monthly by Landlord had the Term not expired; or (B) an amount equal to the then market rental value for the demised premises as shall be established by Landlord giving notice to Tenant of Landlord's good faith estimate of such market rental value (such estimate to be subject to challenge by Tenant and in such event, if the parties are unable to agree thereon, the then market rental value for the demised premises shall be established by arbitration).

58.  Conditional Limitation

     In the event that twice in any twelve (12) month period (A) a default of the kind set forth in Section 17(1) shall have occurred or (B) Tenant shall have defaulted in the payment of Base Rent or additional rent, or any part of either, and Landlord shall have commenced a summary proceeding to dispossess Tenant in each such instance, then, notwithstanding that such defaults may have been cured at any time after the commencement of such summary proceeding, any further default by Tenant within such twelve (12) month period shall be deemed to be a violation of a substantial obligation of this lease by Tenant and Landlord may serve a written three (3) day notice of cancellation of this lease upon Tenant and, upon the expiration of said three (3) days, this lease and the Term shall end and expire as fully and completely as if the expiration of such three (3) day period were the day herein definitely fixed for the end and expiration of this lease and the Term and Tenant shall then quit and surrender the demised premises to Landlord, but Tenant shall remain liable as elsewhere provided in this Lease.

59.  Limitation on Rent

     If on the Commencement Date, or at any time during the Term, the Base Rent or additional rent reserved in this lease is not fully collectible by reason of any Federal, State, County or

Re:  18th, 19th, 20th, 21st
     and Penthouse Floors
     8 West 40th Street


City law, proclamation, order or regulation, or direction of as public officer or body pursuant to law (collectively, "Law"), Tenant agrees to take such steps as Landlord may request to permit Landlord to collect the maximum rents which may be legally permissible from time to time during the continuance of such legal rent restriction (but not in excess of the amounts reserved therefor under this lease). Upon the termination of such legal rent restriction, Tenant shall pay to landlord, to the extent permitted by Law, an amount equal to the additional Base Rent and additional rent which would have been payable by Tenant to Landlord under this Lease during the period such legal rent restriction was in effect had such legal rent restriction not been in effect.

60.  Acceptance of Keys

     If Landlord or Landlord's managing or rental agent accepts from Tenant one or more keys to the demised premises in order to assist Tenant in showing the demised premises for subletting or other disposition or for the performance of work therein for Tenant or for any other purpose, the acceptance of such key or keys shall not constitute an acceptance of a surrender of the demised premises nor a waiver of any of Landlord's rights or Tenant obligations under this lease including, without limitation, the provisions relating to assignment and subletting and the condition of the demised premises.

61.  Arbitration

     (A) In each case in which arbitration is provided for in the Lease, such arbitration shall be conducted as provided in this Article 61. The party desiring such arbitration shall give written notice to that effect to the other party, specifying in said notice the name and address of the person designated to act as arbitrator on its behalf, which arbitrator shall have the qualifications described in the last sentence of this Article 61. Within ten
(10) days after the service of such notice, the other party shall give written notice to the first party specifying the name and address of the person designated to act as arbitrator on its behalf, which arbitrator shall have the qualifications described in the last sentence of this Article 61. If the second party fails to so notify the first party of the appointment of its arbitrator, as aforesaid, within or by the time above specified, then appointment of the second arbitrator shall be made in the same manner as hereinafter provided for appointment of a third arbitrator in a case where neither the two arbitrators nor the parties are able to agree upon appointment of a third arbitrator. The arbitrators so chosen shall meet within ten (10) days after the second arbitrator is appointed and if, within fifteen (15) days after the second arbitrator is appointed, such two arbitrators shall not agree upon the question in dispute, each shall make a written determination of the issue being arbitrated and they shall themselves appoint a third arbitrator who shall be a competent and impartial person, which arbitrator shall have the qualifications described in the last sentence of this Article 61; and in the event of their being unable to agree upon such appointment within ten (10) days after the time aforesaid, the third arbitrator shall be selected by the parties themselves if they can agree thereon within a further period of fifteen (15) days. If the parties do not so agree, then

Re:  18th, 19th, 20th, 21st
     and Penthouse Floors
     8 West 40th Street


either party, on behalf of both, may apply to the American Arbitration Association in New York County or its successor for appointment of such third arbitrator, and the other party shall not raise any question as to the Association's full power and jurisdiction to entertain the application and make the appointment. Such third arbitrator shall select the determination of the one of the initial arbitrators which he considers most correct. The decision of the third arbitrator so chosen shall be given within a period of thirty (30) days after the appointment of such third arbitrator. A decision in which any two arbitrators so appointed and acting hereunder concur or the determination of the third arbitrator shall in all cases be binding and conclusive upon the parties. Each party shall pay the fees and expenses of the one of the two original arbitrators appointed by such party, or in whose stead as above provided, such arbitrator was appointed, and the fees and expenses of the third arbitrator, if any, shall be borne equally by both parties. In the case of any arbitration provided for in this Lease each arbitrator selected shall be engaged in leasing, owning, operating and/or selling commercial office space in the Borough of Manhattan, either as a Landlord, managing agent, broker or a consultant, and shall have been continuously so engaged for at least five (5) years prior to his or her selection.

     (B) Whenever Tenant alleges that Landlord has acted unreasonably with respect to a matter where arbitration is provided for, Tenant may send a notice to Landlord ("Hearing Notice"), specifying the matter with respect to which it alleges that Landlord has acted unreasonably ("Dispute") and electing to have the dispute resolved by an informal hearing ("Hearing") upon and subject to the terms and conditions hereinafter set forth:

     (a) The Hearing shall be held at the offices of an individual mutually selected by Landlord and Tenant within five (5) days after receipt of the Hearing Notice or, if the parties cannot so agree on such individual, then such selection shall be made by the then President of the Bar Association of the City of New York, or its successor, or if no such successor, or if such selection is not made within ten (10) days of a request therefor, then by the American Arbitration Association ("Hearing officer");

     (b) The Hearing shall be held on the date specified in the Hearing Notice (which shall be no less than seven (7) nor more than ten (10) days after the selection of the Hearing officer ) and pursuant to substantive and procedural rules to be established by the Hearing officer;

     (c) The determination by the Hearing officer shall be conclusive upon the parties and shall be made within seven (7) days after the Hearing is completed whether or not a judgment of such determination shall be entered in any court; and

     (d) If Landlord is determined to have acted properly, Tenant shall pay the fees of the Hearing Officer. If Landlord is determined to have acted improperly, Landlord shall pay such fees.

Re:  18th, 19th, 20th, 21st
     and Penthouse Floors
     8 West 40th Street


62.  Definitions of "Landlord" and "Owner"

     The terms "Owner" and "Landlord", whenever used in this lease (including, without limitation, in Article 31), shall have the same meaning.

63.  Landlord's Contribution

     (A) Tenant shall submit to Landlord complete and detailed architectural, mechanical and engineering plans and specifications showing the alterations and improvements required by Tenant to the demised premises to prepare the same for Tenant's occupancy ("Tenant's Initial Installation") consistent with the provisions of Article 55. Tenant shall provide Landlord with a copy of the final contract with the general contractor (or, if Tenant is performing Tenant's Initial Installation without a general contractor, then a copy of all contracts relating to Tenant's Initial Installation), which contract(s) shall be certified by Tenant and the general contractor (or contractors) as being true and complete.

     (B) Subject to the terms and conditions set forth below, Landlord shall reimburse Tenant up to a maximum amount of One Million Two Hundred Ten Thousand and 00/100 ($1,210,000.00) Dollars ("Landlord's Contribution") for costs incurred by Tenant in connection with Tenant's Initial Installation (inclusive of architectural, engineering, legal and other consulting fees, moving expenses, permit fees and interest). Landlord shall disburse from time to time, but not more often than once in any thirty (30) day period, within ten (10) business days of receipt of each Tenant's request, that portion of Landlord's Contribution equal to ninety percent (90%) of the amount set forth in Tenant's requisition, provided, however, that no advance shall be made if and so long as Tenant shall be in default under this lease beyond any applicable notice and cure period. No advance shall be made until receipt of a request therefor from Tenant and the submission by Tenant of the following:

          (i) A certificate signed by Tenant and Tenant's architect dated not more than fifteen (15) days prior to such request setting forth (a) the sum then justly due to contractors, subcontractors, materialmen, engineers, architects and other persons who have rendered services or furnished materials in connection with Tenant's Initial Installation, (b) a brief description of such services and materials and the amounts paid or to be paid from such requisition to each of such persons in respect thereof, (c) that the work described in the certificate has been completed substantially in accordance with the Final Plans,
(d) that there has not been filed with respect to the demised premises or the Building or any part thereof or any improvements thereon, any vendor's, mechanic's, laborer's, materialmen's or other like liens arising out of Tenant's Initial Installation which has not been discharged of record or which Tenant is proceeding with diligence to have discharged of record, and (e) that Tenant has complied with all of the conditions set forth in Articles 3, 54 and 55 of this lease, including the requirement that Tenant comply with all applicable governmental and quasi-governmental laws, rules and regulations; and

Re:  18th, 19th, 20th, 21st
     and Penthouse Floors
     8 West 40th Street


          (ii) Partial lien waivers, paid receipts or such other proof of payment as Landlord shall reasonably require for all work done and material supplied prior to the current requisition. Upon the substantial completion of Tenant's Initial Installation, Landlord shall, upon receipt of all of the foregoing, disburse to Tenant the amount, if any, equal to the amount by which ninety percent (90%) of the portion of Landlord's Contribution for which Tenant has submitted payment requests exceeds the amount of Landlord's Contribution theretofore disbursed. Landlord shall disburse the remaining ten percent (10%) balance of the portion of Landlord's Contribution for which Tenant has submitted payment requests upon receipt of all of the foregoing plus (w) final "as built" plans of the demised premises showing Tenant's Initial Installation, (x) delivery of Building Department filing documents, permits, approvals and Building and Fire Department signoffs, (y) delivery of lien waivers by the general contractor and all major subcontractors involved with the installation, and (z) the completion of an inspection by Landlord confirming that the work set forth in the Final Plans has been completed, which Landlord agrees to conduct within three (3) business days after Tenant's request. Notwithstanding the foregoing, Tenant's right to collect Landlord's Contribution shall exist only with respect to work performed by Tenant during the first twelve (12) months of the Term subject to delays beyond Tenant's control; to the extent not utilized within such period, Landlord's Contribution shall be deemed waived by Tenant and Landlord shall be under no further obligation to make any further payments to Tenant for Landlord's Contribution or otherwise with respect to Tenant's Initial Installation.

     (C) Notwithstanding anything to the contrary contained in this Article 63, Tenant may defer the 19th Floor portion of Tenant's Initial Installation until Landlord shall have delivered the possession of the entire 19th Floor to Tenant, and Tenant shall be entitled to receive all disbursements of Landlord's Contribution, including the final ten (10%) percent of Landlord's Contribution, even though the 19th Floor portion of Tenant's Initial Installation shall not be complete on the date of Tenant's request therefor. In the event that Tenant does not otherwise expend an amount sufficient to receive the entire amount of Landlord's Contribution, Tenant shall be entitled to apply the remaining balance of Landlord's Contribution to the 19th Floor portion of Tenant's Initial Installation and any request for disbursement in connection therewith may be made within twelve (12) months after the date on which Landlord has delivered possession of the entire 19th Floor to Tenant, subject to delays beyond Tenant's control.

64.  Delivery of the 19th Floor Premises

     (A) Notwithstanding the reference on Page 1 of the sleeve of the Lease to the 19th Floor premises as being part of the Demised Premises, Tenant has been advised, and is fully aware, that the 19th Floor is currently leased to other tenants, as follows:

          1. Consumer Graphic Resources (New York), Inc. (3,450 rentable square feet); lease expiration date May 31, 1994

Re:  18th, 19th, 20th, 21st
     and Penthouse Floors
     8 West 40th Street


          2. Residential Capital Corp. (1,100 rentable square feet); lease expiration date June 30, 1995

          3. Richard L. Purnick (950 rentable square feet); lease expiration date April 30, 1996

     (B) Landlord agrees not to renew or extend any of the above captioned leases and to exercise its best efforts to obtain vacant, broom-clean and unencumbered possession of each such applicable space as soon as possible after the date of this Lease and deliver each unit to Tenant as same becomes available. Landlord agrees that, promptly after the date of this Lease, it will attempt to relocate Residential Capital Corp. and Richard L. Purnick within the Building by offering them attractive rents and/or other incentives. In the event that any of the present 19th Floor tenants fails to vacate its space immediately upon the expiration date of its lease (as set forth above), Landlord shall promptly commence holdover proceedings against such tenant(s) and diligently prosecute such proceedings until it obtains vacant, broom-clean and unencumbered possession of such space(s). Landlord shall not consent to any stay or extension of any time in any eviction proceeding(s) it may bring against any such tenant(s), without the prior written consent of Tenant, which consent Tenant agrees not to unreasonably withhold, condition or delay.

          (i) In the event Landlord is unable to deliver any portion of the 19th Floor premises to Tenant by July 1, 1994, at the request of Tenant, Landlord agrees to make available to Tenant temporary space ("Temporary Space") in the Building of approximately similar size of each unit which Landlord is unable to deliver possession of, for Tenant's use. Tenant shall pay to Landlord for any such Temporary Space rent at the rate of $12.50 per rentable square foot, including electricity, commencing ninety (90) days after actual possession of each such Temporary Space by Tenant, payable on the 1st day of each month. Each such Temporary Space shall be delivered to Tenant in its then "AS IS" condition and Landlord shall not be required to perform any work in connection therewith.

          (ii) Tenant agrees to, and shall, surrender such Temporary Space to Landlord at such time as Landlord obtains possession of the applicable space on the 19th Floor, demolishes same and completes removal of ACM in said applicable space on the 19th Floor in accordance with the provisions of Article 65. After completion of such work, Landlord shall promptly deliver possession of the applicable space to Tenant.

          (iii) In the event Landlord is unable to deliver possession of any portion of the 19th Floor premises on or before July 1, 1994, the Base Rent applicable to the 19th Floor premises shall be reduced at the rate of $28.50 per rentable square foot and additional rent in the form of Taxes and Operating Expenses shall be abated, applicable to such portion of the 19th Floor space which Landlord has not been able to deliver possession of to Tenant. The Commencement Date for each space shall be

Re:  18th, 19th, 20th, 21st
     and Penthouse Floors
     8 West 40th Street


     four (4) months from the date possession for each such space is delivered to Tenant (the "19th Floor Commencement Date") and the Base Rent shall be increased at the same rate as the reduction referred to above as of the applicable 19th Floor Commencement Date, except that the Rent Commencement Date of each applicable 19th Floor Premises shall commence six (6) months after each applicable 19th Floor Commencement Date.

          (iv) Anything herein to the contrary notwithstanding, provided this lease shall be in full force and effect and Tenant shall not be in default of any material provision hereunder beyond any applicable notice and grace period, the Base Rent attributable to the 19th Floor shall abate from the Commencement Date through the date that is one day prior to the Rent Commencement Date, subject to the provisions of subparagraph (B) (iii) above.

65.  Landlord's Work

     (A) Landlord agrees, within fifteen (15) days after the execution and delivery of this Lease to commence to demolish the Demised Premises and complete same and remove all asbestos-containing material ("ACM") therefrom within twenty
(20) days thereafter, at Landlord's sole cost and expense and deliver to Tenant the required New York City DEP Form ACP5 in connection with Tenant's Initial Installation in the Demised Premises, executed by a New York City Certified Asbestos Investigator, certifying, with respect to the Demised Premises, either
(i) the "surfaces of relevant structure(s) affected by an alteration are free of any known asbestos-containing material ('ACM')", i.e., material containing greater than 1% asbestos by weight or (ii) "cumulative surfaces of relevant structure(s) affected by an alteration contain 10 square feet or less and 25 linear feet or less of friable ACM or of normally nonfriable ACM that alteration may make friable" (neither (i) nor (ii) above shall be deemed to include floor tile or asbestos (ACM) enclosed behind plaster or similar type construction at columns and core areas not impacted by Tenant's construction), so as to enable Tenant to obtain its Building Department permit for Tenant's Initial Installation.

     (B) If, at any time Tenant discovers ACM materials or products, which would cause the certification described above to be untrue (unless installed by Tenant), Landlord will cause same to be promptly removed, at Landlord's expense. Landlord's sole obligation shall be to remove and dispose of such ACM as set forth above and to provide (i) any necessary fireproofing as required by law at the time of such removal, with reasonable diligence and (ii) the certificate referred to above. Such removal may be performed simultaneously with Tenant's Initial Installation.

66.  Expansion Space Option(s)

     (A) Provided this Lease is then in full force and effect, Tenant shall have the right to lease from Landlord up to four (4) additional full floors, consisting of (i) any two (2) contiguous floors as designated by Landlord of floors 11, 12 and 14, plus (ii) either the 16th and/or 17th floors (collectively, the

Re:  18th, 19th, 20th, 21st
     and Penthouse Floors
     8 West 40th Street


"Expansion Space"), provided Tenant notifies Landlord of its option with respect to each Expansion Space, in writing, by registered or certified mail, return receipt requested, addressed to Landlord at its offices hereinbefore set forth, time being of the essence, by no later than July 31, 1994. Any such notice shall be deemed irrevocable.

     (B) Landlord has advised Tenant that the 11th, 12th and 14th floors are currently under lease to other tenants in the Building, whose leases, by their terms, expire on July 31, 1994.

     (C) In addition, portions of the 16th and 17th floor premises are currently occupied by the following Tenants:

I.   16th Floor Premises:

          a. Classic Travel Service, Inc. (1,285 rentable square feet); lease expiration date 12/31/94;

          b. Mahandra Sheth (465 rentable square feet); lease expiration date 12/31/94;

          c. 1,090 vacant rentable square feet facing the 40th Street side of the Building;

          d. A.W.B., Ltd. (2,660 rentable square feet covering the rear half of the floor); lease expiration date 12/31/97.

II.  17th Floor Premises:

          a. Overnite Transportation Company (2,495 rentable square feet in the front portion of the floor); lease expiration date 3/31/95;

          b. Brittany Fabrics, Inc. (940 rentable square feet covering the middle portion of the floor); lease expiration date 5/31/94, with one (1) option to extend through May 31, 1996;

          c. Initial Funding Corp. (2,065 rentable square feet covering the rear portion of the floor); lease expiration date 8/31/2000.

     (D) Provided Tenant has timely exercised its option to lease the applicable floors referred to in subparagraph (A) above, Landlord agrees to take reasonable efforts to obtain vacant, broom-clean and unencumbered possession of each such applicable space effective after the applicable lease expiration date(s) and deliver each unit to Tenant as same becomes available. In the event that the tenant of any such space fails to vacate its space immediately upon the expiration of its lease, Landlord shall promptly commence holdover proceedings against such tenant(s) and diligently prosecute such proceedings until it obtains vacant, broom-clean and unencumbered possession of such space(s). Upon obtaining possession of any such space, Landlord shall promptly demolish same and deliver to Tenant the ACP Certificates in accordance with the provisions of
Article 65. Landlord shall not consent to any stay or extension of any time in any eviction proceeding it may bring against any such tenant(s), without the prior written consent of

Re:  18th, 19th, 20th, 21st
     and Penthouse Floors
     8 West 40th Street


Tenant, which consent Tenant agrees not to unreasonably withhold, condition or delay.

67.  Base Rent Commencement Date, Etc. With Respect to Expansion Space

     (A) Landlord agree's to deliver possession of each applicable Expansion Space to Tenant promptly after (i) Landlord obtains possession of such Expansion Space from the then existing tenant(s) and (ii) Landlord demolishes such space, removes all ACM therefrom and delivers to Tenant the applicable ACP5 Certificate referred to in Article 65.

          The Commencement Date of each such applicable Expansion Space shall commence four (4) months after delivery of possession to Tenant and the Rent Commencement Date of each such Expansion Space shall commence six (6) months after each applicable Commencement Date.

          Except as set forth above, each such Expansion Space shall be delivered to Tenant, vacant, unencumbered, broom-clean and otherwise in their then "as is" condition.

     (B) If, as and when each Expansion Space shall become part of the Demised Premises, the Base Rent and additional rent per annum then in effect under this Lease shall be increased as to such Expansion Space as of the respective Rent Commencement Dates and the Base Rent step up dates of each Expansion Space shall be at the same rate per rentable square foot and the same dates as is then being charged for the 18th, 19th, 20th, 21st and Penthouse floors, but reduced by the sum of One ($1.00) Dollar per annum per rentable square foot applicable to each floor of Expansion Space or portion thereof, and shall also include the same Base Years and the additional allocable Proportionate Share(s) for purposes of Articles 39 and 40, and the additional allocable Electric Factor.

          By way of example: If Tenant timely and validly exercises its option to lease the entire 16th Floor Premises effective as of January 1, 1995, the annual Base Rent for the 16th Floor Premises shall be as follows: (a) for the period from January 1, 1995 through and including September 30, 1997 at an annual rate of $151,250.00, (b) for the period from October 1, 1997 through and including September 30, 2001 at an annual rate of $167,750.00 and (c) for the period October 1, 2001 through and including September 30, 2004 at an annual rate of $184,250. The Base Year for Real Estate Taxes and for Operating Expenses shall be calendar year 1995.

          The parties agree that each floor of Expansion Space (i) contains 5,500 rentable square feet, and (ii) has a Proportionate Share of 5.16% and an Electrical Factor of $13,750.

     (C) Such leasing shall otherwise be on the same terms and conditions as contained in this Lease for the remainder of the Lease Term herein, except that Tenant shall be allowed a work allowance in the sum of Forty ($40.00) Dollars per rentable square feet for each such rentable square foot of Expansion Space that becomes part of the Demised Premises, same to be payable to Tenant

Re:  18th, 19th, 20th, 21st
     and Penthouse Floors
     8 West 40th Street


by Landlord in accordance with the terms and provisions of Article 64.

68.  Execution of Expansion Space Documents

     If Tenant exercises its option to lease any such Expansion Space referred to in this Lease, then, Landlord and Tenant shall execute and exchange amendment(s) to this Lease confirming the inclusion of such space in the Demised Premises and the consequent changes in Base Rent and additional rent which are provided above, within thirty (30) days after same are submitted by Landlord ("Landlord's Notice"), in form reasonably acceptable to Landlord and Tenant for such applicable space(s). Failure of Tenant to execute any such documents shall not affect Tenant's obligations hereunder, including Tenant's obligation to pay the Base Rent and additional rent applicable to each such Expansion Space as herein set forth.

69.  Stoppage or Suspension of Building Services

     If (i) any services to be provided to the Demised Premises are not provided
(x) for five (5) consecutive Business Days because of a failure of Building systems or any other Building condition due to events arising or causes originating within the Building (and not due to the Tenant's acts, omissions or negligence) or (y) for ten (10) consecutive Business Days because of a failure of Building systems due to events arising or causes originating outside of the Building, and (ii) the Demised Premises or any portion thereof are rendered untenantable thereby, then Base Rent and additional rent shall be abated in proportion to the rentable area rendered untenantable from and after the day following such fifth or tenth Business Day, as the case may be, until such service is restored. For the purposes of this Article 69, if forty (40%) percent of the Demised Premises is rendered untenantable by virtue of the causes referred to in this Article 69 and the Tenant ceases to occupy the entire Demised Premises, then the entire Demised Premises shall be deemed to be untenantable and the Rent shall abate. If the entire Demised Premises is rendered untenantable by virtue of any of the causes referred to in this Article 69 for one hundred eighty (180) consecutive days, the Tenant may terminate this Lease upon thirty (30) days prior written notice given within thirty (30) days after the expiration of such 180-day period.

Adjacent Excavation - Shoring 32. If an excavation shall be made upon land adjacent to the demised premises, or shall be authorized to be made, Tenant shall afford to the person causing or authorized to cause such excavation, license to enter upon the demised premises for the purpose of doing such work as said person shall deem necessary to preserve the wall or the building of which demised premises form a part from injury or damage and to support the same by proper foundations without any claim for damages or indemnity against Owner, or diminution or abatement of rent.

Rules And Regulations 33. Tenant and Tenant's servants, employees, agents, visitors, and licensees shall observe faithfully, and comply strictly with, the Rules and Regulations and such other and further reasonable Rules and Regulations as Owner or Owner's agents may from time to time adopt. Notice of any additional rules or regulations shall be given to Tenant at least thirty
(30) days prior to the proposed implementation date thereof. In case Tenant disputes the reasonableness of any additional Rule or Regulation hereafter made or adopted by Owner or Owner's agents, the parties hereto agree to submit the question of the reasonableness of such Rule or Regulation for decision to the New York office of the American Arbitration Association, whose determination shall be final and conclusive upon the parties hereto. The right to dispute the reasonableness of any additional Rule or Regulation upon Tenant's part shall be deemed waived unless the same shall be asserted by service of a notice, in writing upon Owner within twenty (20) days after the giving of notice thereof. Nothing in this lease contained shall be construed to impose upon Owner any duty or obligation to enforce the Rules and Regulations or terms, covenants or conditions in any other lease, as against any other tenant and Owner shall not be liable to Tenant for violation of the same by any other tenant, its servants, employees, agents, visitors or licensees.

Estoppel Certification 35. Tenant, at any time, and from time to time, upon at lease 10 days' prior notice by Owner, shall execute, acknowledge and deliver to Owner, and/or to any other person, firm or corporation specified by Owner, a statement certifying that this Lease is unmodified and in full force and effect (or if there have been modifications, that the same is in full force and effect as modified and stating the modifications,) stating the dates to which the rent and additional rent have been paid, and stating whether or not there exists any default by Owner under this Lease, and, if so, specifying each such default.

Successors And Assigns: 36. The covenants, conditions and agreements contained in this lease shall bind and inure to the benefit of Owner and Tenant and their respective heirs, distributees, executors, administrators, successors, and except as otherwise provided in this lease, their assigns.


                SEE RIDER ANNEXED HERETO AND MADE A PART HEREOF.

     IN WITNESS WHEREOF, Owner and Tenant have respectively signed and sealed this lease as of the day and year first above written.

                                              40th ASSOCIATES, Landlord
                                              BY: 8 W. 40th CORP.,
                                                  General Partner
                                                 -------------------------------
Witness For Owner:
                                              BY: /s/ SCOTT RESNICK
----------------------------------               -------------------------------
                                                     SCOTT RESNICK, V.P.

                                              LONDON FOG CORPORATION, Tenant
Witness For Tenant:
                                              BY: /s/ ARNOLD P. COHEN
----------------------------------               -------------------------------
                                                    ARNOLD P. COHEN, CHAIRMAN


                                ACKOWLEDGEMENTS


CORPORATE OWNER
STATE OF NEW YORK,       ss.:
County of

On this ____ day of _______________, 19__, before me presonally came __________________________ to me known, who being by me duly sworn, did depose and say that he resides in _____________________________________ that he is the
__________________  of  ______________________  the corporation described in and which executed the foregoing instrument, as OWNER: that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said corporation, and that he signed his name thereto by like order.


--------------------------------------------------------------------------------


INDIVIDUAL OWNER
STATE OF NEW YORK,       ss.:
County of

On this __________ day of ________________, 19__, before me personally came _______________________________ to me known and known to me to be the individual
___________________________ decribed in and who, as OWNER, executed the foregoing instrument and acknowledged to me that ___________________ he executed the same.

--------------------------------------------------------------------------------



CORPORATE TENANT
STATE OF NEW YORK,       ss.:
County of

On this ____ day of _______________, 19__, before me presonally came __________________________, to me known, who being by me duly sworn, did depose and say that he resides in _____________________________________ that he is the
__________________  of  ______________________  the corporation described in and which executed the foregoing instrument, as TENANT; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said corporation, and that he signed his name thereto by like order.


--------------------------------------------------------------------------------


INDIVIDUAL TENANT
STATE OF NEW YORK,       ss.:
County of

On this __________ day of ________________, 19__, before me personally came _______________________________ to me known and known to me to be the individual
___________________________ decribed in and who, as TENANT, executed the foregoing instrument and acknowledged to me that ___________________ he executed the same.

--------------------------------------------------------------------------------

                                    GUARANTY

      FOR VALUE RECEIVED, and in consideration for, and as an inducement to Owner making the within lease with Tenant, the undersigned guarantees to Owner. Owner's successors and assigns, the full performance and observance of all the covenants, conditions and agreements, therein provided to be performed and observed by Tenant, including the "Rules and Regulations" as therein provided, without requiring any notice of non-payment, non-performance, or non-observance, or proof, or notice, or demand, whereby to charge the undersigned therefor, all of which the undersigned hereby expressly waives and expressly agrees that the validity of this agreement and the obligations of the guarantor hereunder shall in no wise be terminated, affected or impaired by reason of the assertion by Owner against Tenant of any of the rights or remedies reserved to Owner pursuant to the provisions of the within lease. The undersigned further covenants and agrees that the guaranty shall remain and continue in full force and effect as to any renewal, modification or extension of this lease and during any period when Tenant is occupying the premises as a "statutory tenant." As a further inducement to Owner to make this lease and in consideration thereof, Owner and the undersigned covenant and agree that in any action or proceeding brought by either Owner or the undersigned against the other on any matters whatsoever arising out of, under, or by virtue of the terms of this lease or of this guarantee that Owner and the undersigned shall and do hereby waive trial by jury.

Dated                  19
     ------------------  ----

Guarantor
         --------------------------

Witness
       ----------------------------


Guarantor's Residence

Business Address

Firm Name

STATE OF NEW YORK      )  ss.:

COUNTY OF              )

     On  this        day  of                              ,  19    ,  before  me
personally came                                         to me known and known to
me to be the individual described in, and who executed the foregoing Guaranty and acknowledged to me that he executed the same.


                                                  ------------------------------
                                                            Notary

                             IMPORTANT PLEASE READ

                         RULES AND REGULATIONS ATTACHED
                              TO AND MADE A PART OF
                            THIS LEASE IN ACCORDANCE
                                WITH ARTICLE 33.

      1. The sidewalks, entrances, driveways, passages, courts, elevators, vestibles, stairways, corridors or halls shall not be obstructed or encumbered by any Tenant or used for any purpose other than for ingress or egress from the demised premises and for delivery of merchandise and equipment in a prompt and efficient manner using elevators and passageways designated for such delivery by Owner. There shall not be used in any space, or in the public hall of the building, either by any Tenant or by jobbers or others in the delivery or receipt of merchandise, any hand trucks, except those equipped with rubber tires and sideguards. If said premises are situated on the ground floor of the building, Tenant thereof shall further, at Tenant's expense, keep the sidewalk and curb in front of said premises clean and free from ice, snow, dirt and rubbish.

      2. The water and wash closets and plumbing fixtures shall not be used for any purposes other than those for which they were designed or constructed and no sweepings, rubbish, rags, acids or other substances shall be deposited therein, and the expense of any breakage, stoppage, or damage resulting from the violation of this rule shall be borne by the Tenant who, or whose clerks, agents, employees or visitors, shall have caused it.

      3. No carpet, rug or other article shall be hung or shaken out of any window of the building; and no Tenant shall sweep or throw or permit to be swept or thrown from the demised premises any dirt or other substances into any of the corridors or halls, elevators, or out of the doors or windows or stairways of the building and Tenant shall not use, keep or permit to be used or kept any foul or noxious gas or substance in the demised premises, or permit or suffer the demised premises to be occupied or used in a manner offensive or objectionable to Owner or other occupants of the building by reason of noise, odors, and/or vibrations, or interfere in any way with other Tenants or those having business therein, nor shall any animals or birds be kept in or about the building. Smoking or carrying lighted cigars or cigarettes in the elevators of the building is prohibited.

      4. No awnings or other projections shall be attached to the outside walls of the building without the prior written consent of Owner.

      5. No sign, advertisement, notice or other lettering shall be exhibited, inscribed, painted or affixed by any Tenant on any part of the outside of the demised premises or the building or on the inside of the demised premises if the same in visible from the outside of the premises without the prior written consent of Owner, except that the name of Tenant may appear on the entrance door of the premises. In the event of the violation of the foregoing by any Tenant, Owner may remove same without any liability, and may charge the expense incurred by such removal to Tenant or Tenants violating this rule. Interior signs on doors and directory tablet shall be inscribed, painted or affixed for each Tenant by Owner at the expense of such Tenant, and shall be of a size, color and style acceptable to Owner.

      6. No Tenant shall mark, paint, drill into, or in any way deface any part of the demised premises or the building of which they form a part. No boring, cutting or stringing of wires shall be permitted, except with the prior written consent of Owner, and as Owner may direct. No Tenant shall lay linoleum, or other similar floor covering, so that the same shall come in direct contact with the floor of the demised premises, and, if linoleum or other similar floor covering is desired to be used an interlining of builder's deadening felt shall be first affixed to the floor, by a paste or other material, soluble in water, the use of comment or other similar adhesive material being expressly prohibited.

      7. No additional locks or bolts of any kind shall be placed upon any of the doors or windows by any Tenant, nor shall any changes be made in existing locks or mechanism thereof. Each Tenant must, upon the termination of his Tenancy, restore to Owner all keys of stores, offices and toilet rooms, either furnished to, or otherwise procured by, such Tenant, and in the event of the loss of any keys, so furnished, such Tenant shall pay to Owner the cost thereof.

      8. Freight, furniture, business equipment, merchandise and bulky matter of any description shall be delivered to and removed from the premises only on the freight elevators and through the service entrances and corridors, and only during hours and in a manner approved by Owner. Owner reserves the right to inspect all freight to be brought into the building and to exclude from the building all freight which violates any of these Rules and Regulations of the lease or which these Rules and Regulations are a part.

      9. Canvassing, soliciting and peddling in the building is prohibited and each Tenant shall cooperate to prevent the same.

      10. Owner reserves the right to exclude from the building between the hours of 6 P.M. and 8 A.M. and at all hours on Sundays, and legal holidays all persons who do not present a pass to the building signed by Owner. Owner will furnish passes to persons for whom any Tenant requests same in writing. Each Tenant shall be responsible for all persons for whom he requests such pass and shall be liable to Owner for all acts of such persons.

      11. Owner shall have the right to prohibit any advertising by any Tenant which in Owner's opinion, tends to impair the reputation of the building or its desirability as a as a building for offices, and upon written notice from Owner, Tenant shall refrain from or discontinue such advertising.

      12. Tenant shall not bring or permit to be brought or kept in or on the demised premises, any inflammable, combustible or explosive fluid, material, chemical or substance, or cause or permit any odors of cooking or other processes, or any unusual or other objectionable odors to permeate in or emanate from the demised premises.

      13. If the building contains central air conditioning and ventilation, Tenant agrees to keep all windows closed at all times and to abide by all rules and regulations issued by the Owner with respect to such services. If Tenant requires air conditioning or ventilation after the usual hours, Tenant shall give notice in writing to the building superintendent prior to 3:00 P.M. in the case of services required on week days, and prior to 3:00 P.M. on the day prior in the case of after hours service required on weekends or on holidays.

      14. Tenant shall not move any safe, heavy machinery, heavy equipment, bulky matter, or fixtures into or out of the building without Owner's prior written consent. If such safe, machinery, equipment, bulky matter or fixtures requires special handing, all work in connection therewith shall comply with the Administrative Code of the City of New York and all other laws and regulations applicable thereto and shall be done during such hours as Owner may designate.